UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  (811-21419)

Hennessy SPARX Funds Trust
(Exact name of registrant as specified in charter)

7250 Redwood Blvd., Suite 200
Novato, CA 94945
(Address of principal executive offices) (Zip code)

Neil J. Hennessy
Hennessy Advisors, Inc.
7250 Redwood Blvd., Suite 200
Novato, CA 94945
(Name and address of agent for service)

800-966-4354
Registrant's telephone number, including area code

Date of fiscal year end: October 31, 2009

Date of reporting period:  October 31, 2009

Item 1. Reports to Stockholders.

HENNESSY FUNDS

ANNUAL REPORT

OCTOBER 31, 2009

Hennessy Select Large Value Fund
Hennessy Select SPARX Japan Fund
Hennessy Select SPARX Japan Smaller Companies Fund

Contents

Letter to shareholders	1
Performance overview
Hennessy Select Large Value Fund	6
Hennessy Select SPARX Japan Fund	9
Hennessy Select SPARX Japan Smaller Companies Fund	12
Summaries of investments
Hennessy Select Large Value Fund	15
Hennessy Select SPARX Japan Fund	21
Hennessy Select SPARX Japan Smaller Companies Fund	25
Financial statements
Statements of assets and liabilities	30
Statements of operations	32
Statements of changes in net assets	34
Financial highlights
Hennessy Select Large Value Fund	40
Hennessy Select SPARX Japan Fund	42
Hennessy Select SPARX Japan Smaller Companies Fund	44
Notes to the financial statements	46
Report of Independent Registered Public Accounting Firm	57
Directors and Officers of the Funds	58
Expense example	64
Proxy voting policy	66

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LETTER TO SHAREHOLDERS

December, 2009

Dear Hennessy Funds Shareholder:

The past year is one that I believe many investors will be glad to have behind them. At the beginning of the Fund’s fiscal year (November, 2008) the economy and financial markets were in chaos, and it felt as though they were on the brink of collapse following the AIG bailout, Lehman Brothers failure and the mega mergers between some of the country’s largest banks and investment houses. Many investors saw their portfolios and 401K’s cut nearly in half, while at the same time watched the values of their homes tumble; there was truly nowhere for investors to hide from the financial fallout. In my 30 years in the business, I have never witnessed the crisis of confidence we experienced in late February/March of this year.  Even the most seasoned, disciplined and long-term investors I know simply had had enough and were pulling money out of the stock market.

Overview of the U.S. Market

Since their lows in March, the major indices have rallied back roughly 50-60%. There is certainly some ground to make up for the markets to return to their pre-recession levels, but I believe we are now in the midst of a recovery and that we should see steady, sustainable growth in the coming years. I actually believe the recovery began in November of 2008, with the first injection of government TARP (Trouble Asset Relief Program) spending. Like anything that is broken, a fix takes time to work, however, I believe that investors had seen such staggering losses that they were not willing to take a wait and see approach with this government stimulus. While the markets will no doubt have their ups and downs, I am confident that the lows of March should be behind us.

While the markets are in recovery, in my opinion, investor confidence is not. The magnitude of the most recent downturn has left investors feeling overwhelmed and distraught, and fear has kept many people on the sidelines, causing them to miss the recent rally. I believe there are several key factors that could push the stock market higher:

•
During the past year companies have seen their stock prices crushed, and many have taken this as an opportunity to cut costs and position their balance sheets for the future.  Companies have de-leveraged themselves, laid off employees, closed unprofitable

HENNESSY FUNDS                                                                                                            1-800-966-4354

business lines and taken any available write-offs. As these companies emerge leaner, we expect to see their quarterly earnings steadily improving, as any additional revenue falls to their bottom lines.

•
The Federal Reserve appears to remain committed to very low interest rates. With 30-year U.S. Treasury yields hovering in the 4% range, investors may need to look to the market for more aggressive returns to try to stay ahead of inflation, and I believe this should drive increased investment in high-quality equities.

•
The price to sales ratio, one of the tools we use to determine a stock’s value, has returned to normalized historical levels. Over the past ten years the price to sales ratio of the Dow Jones Industrial Average has averaged $1.23.  At the market low on March 9th the price to sales ratio of the Dow had dropped to just $0.60, meaning that investors were able to buy a dollar of revenue for just sixty cents. As of the end of September, 2009, this ratio had rebounded to $1.21 and is again within its historical norm.  I believe this ratio will hold steady and that stock prices should rise proportionally with any increase in sales.

•
U.S. investors are holding an estimated $9 trillion on the sidelines. Once investor confidence starts to build, I believe this will encourage equity investing. Confidence should beget more widespread confidence and investing may beget further investing.

•
Banks are steadily regaining strength, with many already paying back their TARP loans. They have begun to lend again to credit-worthy consumers, who in turn have been able to purchase homes and other big ticket items.

•
I believe that companies with strong balance sheets will consider increasing or beginning to pay dividends as a way to increase the attractiveness of their stocks. Should shareholders receive dividend payments and see their investments rise in value, I believe that may spur confidence and increased consumer spending and investing.

During the past decade, the tech bubble and the housing bubble created large financial gains. Many consumers were allowed, maybe even encouraged, to borrow more heavily than they should have and live beyond their means. In the past year, investors across the globe have learned a lesson about leverage and its downside, and I believe the markets have now made a move back to “normal”, where growth is

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LETTER TO SHAREHOLDERS

based on fundamentals, and will be driven by increases in personal income and consumer spending, which should result in increases in corporate earnings. Using history as my guide, I believe the markets should return to a more normalized annual return.  Since 1980, even with several major corrections along the way and including the most recent downturn, the Dow Jones Industrial Average has produced a 12% average annual return. While this may not be the 35% return investors were getting in the late 1990’s, I do believe a more normalized growth rate is sustainable for the foreseeable future.

Overview of the Japan Market

During the twelve-month period ending October 31, 2009, the performance of the Japanese equity market remained strong. The period got off to a challenging start as it did in the U.S., as the Japanese stock market dropped due to increasing uncertainty about the economic outlook for worldwide economies. Despite positive developments such as the G-7 ministers’ statement that they were committed to acting jointly to support world growth and strengthen the financial sector, and the passage of a stimulus package in the U.S., investors remained in doubt about the state of global financial institutions and economies. However, the markets bounced back in mid-March and continued their upward ascent due to optimism that the worst may be behind for the global financial industry and economies. Japan too provided enough evidence to support that the world’s second-largest economy may be pulling out of its economic slump. The nation’s Gross Domestic Product (GDP) grew +0.9% in the second quarter from the previous quarter, the first such expansion in five quarters. The Japanese stock market also got a boost on expectations that the opposition Democratic Party of Japan’s win at the August 30 general elections would bring in favorable policies, which could help stimulate domestic demand. Under such market conditions, the Tokyo Stock Price Index (TOPIX) gained +14.77% and the Nikkei 225 Stock Average soared +29.91% (in U.S. dollar terms) during the twelve-month period ending October 31, 2009.

In addition to favorable prospects for investing in the U.S. market, we also believe that there are opportunities in overseas markets, particularly in Japanese companies that have superior technological know how, a history of stable earnings and exposure to the neighboring developing nations. While many developed economies are still recovering, Asia is leading the global economy out of its worst recession since World War II. We believe that investing in certain strong individual Japanese companies, which are also linked to the region, is potentially profitable. Therefore, the Hennessy Select SPARX Japan Funds will continue to focus research efforts on Japanese-based

HENNESSY FUNDS                                                                                                            1-800-966-4354

companies that should benefit from growth in markets outside of Japan, which we expect to benefit from the rising living standards in developing nations.

I continue to believe that historical performance data has shown how patience, discipline and a long-term investing view can be rewarded. Many of the savviest investors, who realize that sometimes the best time to invest is when things look the worst, have already benefitted from the recent rally since the market lows in March.

We maintain our focus on long-term investing and on building value for all of our shareholders. At Hennessy Funds, we serve our shareholders directly, so that we can provide answers to shareholder questions and concerns. Please don’t hesitate to contact us at 800-966-4354 if we can answer any questions or can be of service.

Best regards,

Neil J. Hennessy
Portfolio Manager & Chief Investment Officer

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible. Small and medium-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies.  Growth stocks typically are more volatile then value stocks; however value stocks have a lower expected growth rate in earnings and sales.  Investments in foreign securities involve greater volatility and political, economic and current risk and differences in accounting methods.

Price-to-sales ratio is a tool for calculating a stock’s valuation relative to other companies. It is calculated by dividing a stock’s current price by its revenue per share.

Opinions expressed are those of Neil Hennessy and are subject to change, are not guaranteed and should not be considered investment advice.

The Dow Jones Industrial Average is an unmanaged index of common stocks comprised of major industrial companies and assumes reinvestment of dividends. The Tokyo Stock Price Index (TOPIX) is a market capitalization-weighted index of all companies listed on the First Section of the Tokyo Stock Exchange. The Nikkei 225 is a stock market index for the Tokyo Stock Exchange (TSE). You cannot invest directly in an index.

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LETTER TO SHAREHOLDERS

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HENNESSY FUNDS                                                                                                            1-800-966-4354

Hennessy Select Large Value Fund
Original Class Shares

AVERAGE ANNUAL TOTAL RETURN PERIODS ENDED OCTOBER 31, 2009

	One Month
	Ended	One	Five	Ten	Since Inception
	10/31/09	Year	Years	Years	(9/30/84)
Hennessy Select Large Value
Fund – Original Class	-3.13%	5.12%	-1.46%	1.01%	9.39%
Russell 1000 Value Index	-3.06%	4.78%	-0.05%	1.70%	10.65%
S&P 500 Index	-1.86%	9.80%	0.33%	-0.95%	10.24%
Gross expense ratio: 1.37%.  Net expense ratio: 1.30%.  The expense ratio is contractually capped at 1.30% through March, 2010.

Performance data quoted represents past performance; past performance does not guarantee future results. The performance for periods prior to March 20, 2009 reflects the performance of the Tamarack Value Fund, the predecessor to the Hennessy Select Large Value Fund. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com.  Investment performance reflects fee waivers in effect.  In the absence of such waivers, total return would be reduced. The gross expense ratio presented is that from the most recent prospectus.

PERFORMANCE NARRATIVE FROM VOYAGEUR ASSET MANAGEMENT, SUB-ADVISOR

The Hennessy Select Large Value Fund has changed its fiscal year end from September 30 to October 31, effective with this report for the period ending October 31, 2009.  Therefore, the following narrative describes performance for the one month period since the Fund’s last published annual report (for the twelve-month period ending September 30, 2009).

The Hennessy Select Large Value Fund returned -3.13% for the one-month period ending October 31, 2009, slightly underperforming its benchmark, the Russell 1000 Value Index, which returned -3.06%, and the S&P 500, which returned -1.86%. Relative to the market, the Fund had the most difficulty in Health Care and Consumer Staples.  In Health Care, a poor performance from Amgen, down 11% for the one-month period, hurt results.  In Consumer Discretionary, Starwood Hotels, which has been a strong performer during the year, pulled back in October, losing 12%. The Fund had its best success relative to the market in three sectors, Financials, Industrials, and Technology.  In Financials, avoiding some of the worst commercial banks aided results.  Within the Industrial sector, owning UTX, which was up 0.85% for the period, instead of Boeing, which was down 11.7%, helped performance.  In Technology, Microsoft was up 6.5% in a down market, also aiding results. Markets have been extremely strong since March, and some consolidation of gains is not unexpected. We do not believe this represents a trend for the market, and we continue to own all of the securities mentioned above.

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PERFORMANCE OVERVIEW — HENNESSY SELECT LARGE VALUE FUND

Hennessy Select Large Value Fund
Original Class Shares

CHANGE IN VALUE OF $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on October 31, 1999. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
HENNESSY FUNDS                                                                                                            1-800-966-4354

Hennessy Select Large Value Fund
Institutional Class Shares

TOTAL RETURN AS OF OCTOBER 31, 2009

	One Month	Since Inception
	Ended 10/31/09	(3/20/09)
Hennessy Select Large Value
Fund – Institutional Class	-3.12%	32.77%
Russell 1000 Value Index	-3.06%	39.35%
S&P 500 Index	-1.86%	36.62%
Gross expense ratio: 1.19%.  Net expense ratio: 0.98%.  The expense ratio is contractually capped at 0.98% indefinitely.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com.  Investment performance reflects fee waivers in effect.  In the absence of such waivers, total return would be reduced. The gross expense ratio presented is that from the most recent prospectus.

CHANGE IN VALUE OF $250,000 INVESTMENT

This chart assumes an initial gross investment of $250,000 (minimum investment) made on March 20, 2009 (inception date of share class). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The S&P 500 and Russell 1000 Value are unmanaged indices commonly used to measure the performance of U.S. stocks. The Russell 1000 Value measures large-cap, value-oriented stocks. One cannot invest directly in an index.

Medium-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.

The Fund’s composition and sector weightings are shown as a percentage of the Fund’s total net assets. Portfolio composition and sector weightings are subject to change at any time and should not be considered a recommendation to buy or sell a particular security. Please refer to the Summary of Investments within this Annual Report for additional portfolio information, including percentages of holdings.

Current and future portfolio holdings are subject to risk.

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PERFORMANCE OVERVIEW — HENNESSY SELECT SPARX JAPAN FUND

Hennessy Select SPARX Japan Fund
Original Class Shares

AVERAGE ANNUAL TOTAL RETURN PERIODS ENDED OCTOBER 31, 2009

	One	Five	Since Inception
	Year	Years	(10/31/03)
Hennessy Select SPARX Japan Fund – Original Class	17.36%	-1.17%	3.82%
MSCI Japan Index	13.91%	1.31%	2.56%
TOPIX	14.77%	0.72%	2.06%
Gross expense ratio: 1.74%.  Net expense ratio: 1.27%.  The expense ratio, excluding acquired fund fees, is contractually capped at 1.25% through February, 2010.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced. The Fund may impose a redemption fee of 2% on shares held less than 60 days. If it had, total return would be reduced.  The gross expense ratio presented is that from the most recent prospectus.

PERFORMANCE NARRATIVE FROM SPARX ASSET MANAGEMENT CO., SUB-ADVISOR

The Hennessy Select SPARX Japan Fund returned 17.36% for the twelve-month period ending October 31, 2009, outperforming both the MSCI Japan Index, which returned 13.91%, and the TOPIX Index, which returned 14.77%. The main contributors to the Fund’s performance in terms of the TOPIX’s 33 leading industry sectors included wholesalers, miscellaneous manufacturers and chemical makers, whereas the worst performers were banks, construction firms and glass and ceramics manufacturers. Among individual companies, positive contributions to the Fund’s performance during the year came from our investments in Mitsubishi Corporation, one of Japan’s major general trading companies, and the world’s leading supplier of shrink wrap labels for food and beverage products Fuji Seal International, Inc. During the period, the share price of Fuji Seal soared, and added more than 1.8% to the Fund’s performance, following the release of its fiscal first-quarter earnings for the year ending in March 2010, which reported a 35% increase in operating profit thanks to an improvement in production levels at its new European plant and a company-wide effort to cut costs amid a downturn in the economy. Shares of Mitsubishi Corporation also jumped, contributing approximately 2% to the performance of the Fund, thanks to the increasing demand for commodities, which is directly proportional to the firm’s earnings. The main detractors to the Fund’s performance for the period were shares of personal-care goods manufacturer Kao Corporation and Mizuho Financial Group, Inc., one of the nation’s leading banks. Kao plunged after announcing mid-September that it will suspend sales of its popular “Econa” brand cooking oil and related products. Mizuho posted declines as investors generally fled financial stocks. Additionally, Japan’s newly appointed minister for financial and postal services proposed plans to extend the repayment of bank loans to help smaller companies, which would pinch lenders’ earnings.

HENNESSY FUNDS                                                                                                            1-800-966-4354

Hennessy Select SPARX Japan Fund
Original Class Shares

CHANGE IN VALUE OF $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on October 31, 2003. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

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PERFORMANCE OVERVIEW — HENNESSY SELECT SPARX JAPAN FUND

Hennessy Select SPARX Japan Fund
Institutional Class Shares

AVERAGE ANNUAL TOTAL RETURN PERIODS ENDED OCTOBER 31, 2009

	One	Five	Since Inception
	Year	Years	(10/31/03)
Hennessy Select SPARX
Japan Fund – Institutional Class	17.37%	-1.09%	3.93%
MSCI Japan Index	13.91%	1.31%	2.56%
TOPIX	14.77%	0.72%	2.06%
Gross expense ratio: 1.74%.  Net expense ratio: 1.27%.  The expense ratio, excluding acquired fund fees, is contractually capped at 1.25% through February, 2010.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced. The Fund may impose a redemption fee of 2% on shares held less than 60 days. If it had, total return would be reduced.  The gross expense ratio presented is that from the most recent prospectus.

CHANGE IN VALUE OF $250,000 INVESTMENT

This chart assumes an initial gross investment of $250,000 (minimum investment) made on October 31, 2003. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The MSCI Japan Index is a market capitalization-weighted index of Japanese equities. The Tokyo Stock Price Index (TOPIX) is a market capitalization-weighted index of all companies listed on the First Section of the Tokyo Stock Exchange. The MSCI Japan and TOPIX indices are presented in U.S. Dollar terms and take into account reinvestment of dividends. One cannot invest directly in an index.

Small and medium-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. Investments in foreign securities involve greater volatility and political, economic and currency risk and differences in accounting methods.

The Fund’s composition and sector weightings are shown as a percentage of the Fund’s total net assets. Portfolio composition and sector weightings are subject to change at any time and should not be considered a recommendation to buy or sell a particular security. Please refer to the Summary of Investments within this Annual Report for additional portfolio information, including percentages of holdings.

HENNESSY FUNDS                                                                                                            1-800-966-4354

Hennessy Select SPARX Japan Smaller Companies Fund

AVERAGE ANNUAL TOTAL RETURN PERIODS ENDED OCTOBER 31, 2009

	One	Since Inception
	Year	(8/31/07)
Hennessy Select SPARX
Japan Smaller Companies Fund	41.78%	-0.89%
MSCI Japan Small Cap Index	24.79%	-9.01%
TOPIX	14.77%	-12.60%
Gross expense ratio: 4.50%.  Net expense ratio: 1.63%.  The expense ratio, excluding acquired fund fees, is contractually capped at 1.60% through February, 2010.

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced. The Fund may impose a redemption fee of 2% on shares held less than 60 days. If it had, total return would be reduced.  The gross expense ratio presented is that from the most recent prospectus.

PERFORMANCE NARRATIVE FROM SPARX ASSET MANAGEMENT CO., SUB-ADVISOR

The Hennessy Select SPARX Japan Smaller Companies Fund returned 41.78% for the twelve-month period ending October 31, 2009, significantly outperforming both the MSCI Japan Small Cap Index, which returned 24.79%, and the TOPIX Index, which returned 14.77%. During the period, we remained bearish on Japanese export-oriented companies, especially those that are heavily dependent on demand from Western economies amid a stronger Japanese Yen. However, we were relatively bullish on domestic-oriented sectors that are likely to benefit from the stimulus package recently announced by the Japanese government as well as companies that rely on long-term economic growth in emerging countries, and those stocks helped boost the Fund’s overall performance. Whereas retailers, information & communication-related firms and real estate companies contributed to the Fund’s strong performance, shares of miscellaneous manufacturers, land transportation companies and precision instrument makers hampered performance during the period.  The top performing stocks in the portfolio were RISA Partners, Inc., a provider of real estate-related and financial due diligence services, and Dai-Ichi Seiko Co., Ltd., a maker of electronics components. The stock price of RISA Partners, which was battered heavily on credit related concerns, rebounded and contributed more than 4% to the Fund’s performance as investors’ sought out bargain hunting opportunities. Meanwhile, our investment in Dai-Ichi Seiko’s shares added approximately 3.7% to the Fund’s performance as the company raised its earnings projections for the fiscal year ending in March 2010. Moreover, a lineup of connectors for notebook computers with eco-friendly light emitting diode or LED back-lit displays are enjoying brisk demand since the company announced that these connectors have been approved as an official industry standard. An upgrade in the firm’s rating by a brokerage firm also helped push up its stock price higher. On the other hand, among the worst performing stock was Nittoku Engineering Co., Ltd., the world’s largest producer of automatic coil winding machines, whose share price slid after the company announced its plans to close one of its factories and offices owing to weaker demand.

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PERFORMANCE OVERVIEW — HENNESSY SELECT SPARX JAPAN SMALLER COMPANIES FUND

Hennessy Select SPARX Japan Smaller Companies Fund

CHANGE IN VALUE OF $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on August 31, 2007. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The MSCI Japan Small Cap Index represents the universe of small capitalization companies in the Japanese equity markets. The Tokyo Stock Price Index (TOPIX) is a market capitalization-weighted index of all companies listed on the First Section of the Tokyo Stock Exchange. The MSCI Japan Small Cap and TOPIX indices are presented in U.S. Dollar terms and take into account reinvestment of dividends. One cannot invest directly in an index.

Small and medium-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. Investments in foreign securities involve greater volatility and political, economic and currency risk and differences in accounting methods.

The Fund’s composition and sector weightings are shown as a percentage of the Fund’s total net assets. Portfolio composition and sector weightings are subject to change at any time and should not be considered a recommendation to buy or sell a particular security. Please refer to the Summary of Investments within this Annual Report for additional portfolio information, including percentages of holdings.

HENNESSY FUNDS                                                                                                            1-800-966-4354

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SUMMARY OF INVESTMENTS — HENNESSY SELECT LARGE VALUE FUND

Summaries of Investments

The following summaries of investments are designed to help investors better understand the Funds’ principal holdings.  The summary is as of October 31, 2009.

HENNESSY SELECT
LARGE VALUE FUND
(% of Net Assets)

TOP TEN EQUITY HOLDINGS	% of net assets
ChevronTexaco Corp.	4.61%
Exxon Mobil Corp.	4.35%
J.P. Morgan Chase & Co.	4.08%
General Electric Co.	3.12%
Apache Corp.	2.55%
Verizon Communications, Inc.	2.53%
The Goldman Sachs Group, Inc.	2.42%
Baxter International, Inc.	2.35%
Wells Fargo & Co.	2.29%
U.S. Bancorp	2.28%

HENNESSY FUNDS                                                                                                            1-800-966-4354

COMMON STOCKS – 98.17%	Number		% of Net
	of Shares	Value	Assets
Consumer Discretionary – 8.92%
Discovery Communications, Inc. (a)	32,240	$774,405	0.58%
Ford Motor Co. (a)	203,080	1,840,290	1.39%
The Gap Inc.	61,595	1,314,437	0.99%
Home Depot, Inc.	78,760	1,976,088	1.49%
Staples, Inc.	60,785	1,319,035	0.99%
Starwood Hotels & Resorts Worldwide, Inc.	64,900	1,885,994	1.42%
Viacom, Inc. (a)	68,685	1,895,019	1.43%
Wendy’s/Arby’s Group, Inc.	212,130	837,914	0.63%
		11,843,182	8.92%
Consumer Staples – 5.40%
ConAgra Foods, Inc.	108,580	2,280,180	1.72%
CVS Corp.	66,715	2,355,039	1.77%
Lorillard, Inc.	15,290	1,188,339	0.90%
PepsiCo, Inc.	22,220	1,345,421	1.01%
		7,168,979	5.40%
Energy – 18.93%
Anadarko Petroleum Corp.	47,300	2,881,989	2.17%
Apache Corp.	35,985	3,386,908	2.55%
ChevronTexaco Corp.	79,895	6,115,163	4.61%
ConocoPhillips	13,875	696,248	0.52%
EOG Resources, Inc.	17,235	1,407,410	1.06%
Exxon Mobil Corp.	80,680	5,782,336	4.35%
Noble Energy, Inc.	14,060	922,757	0.70%
Occidental Petroleum Corp.	23,780	1,804,426	1.36%
Schlumberger Ltd. (b)	34,405	2,139,991	1.61%
		25,137,228	18.93%
Financials – 23.26%
Allstate Corp.	21,990	650,244	0.49%
American Express Co.	27,440	956,010	0.72%
Bank of America Corp.	201,395	2,936,339	2.21%
BB&T Corp.	51,040	1,220,366	0.92%
Capital One Financial Corp.	4,255	155,733	0.12%
Citigroup, Inc.	312,760	1,279,189	0.96%

The accompanying notes are an integral part of these financial statements.

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SUMMARY OF INVESTMENTS — HENNESSY SELECT LARGE VALUE FUND

COMMON STOCKS	Number		% of Net
	of Shares	Value	Assets
Financials (Continued)
The Goldman Sachs Group, Inc.	18,875	$3,211,959	2.42%
J.P. Morgan Chase & Co.	129,755	5,419,866	4.08%
Mack Cali Realty Corp.	50,715	1,569,629	1.18%
Morgan Stanley	38,185	1,226,502	0.92%
Prudential Financial, Inc.	21,910	990,989	0.75%
Simon Property Group, Inc.	25,580	1,736,626	1.31%
Travelers Companies, Inc.	43,335	2,157,650	1.63%
U.S. Bancorp (d)	130,590	3,032,300	2.28%
Wells Fargo & Co.	110,635	3,044,675	2.29%
XL Capital Ltd. (b)	78,945	1,295,488	0.98%
		30,883,565	23.26%
Health Care – 8.95%
Amgen, Inc. (a)	33,980	1,825,746	1.37%
Baxter International, Inc.	57,640	3,116,018	2.35%
Forest Laboratories, Inc. (a)	71,805	1,986,844	1.50%
Pfizer, Inc.	38,475	655,229	0.49%
Schering Plough Corp.	73,865	2,082,993	1.57%
UnitedHealth Group, Inc.	85,710	2,224,175	1.67%
		11,891,005	8.95%
Industrials – 10.35%
CSX Corp.	46,400	1,957,152	1.47%
General Dynamics Corp.	25,450	1,595,715	1.20%
General Electric Co.	290,850	4,147,521	3.12%
Illinois Tool Works, Inc.	31,195	1,432,474	1.08%
Ingersoll-Rand Plc (b)	63,060	1,992,065	1.50%
Terex Corp. (a)	29,305	592,547	0.45%
Tyco International Ltd. (b)	13,940	467,687	0.35%
United Technologies Corp.	25,370	1,558,987	1.18%
		13,744,148	10.35%
Information Technology – 6.53%
Applied Materials, Inc.	99,885	1,218,597	0.92%
Hewlett-Packard Co.	57,445	2,726,340	2.05%
Intel Corp.	58,240	1,112,966	0.84%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                            1-800-966-4354

COMMON STOCKS	Number		% of Net
	of Shares	Value	Assets
Information Technology (Continued)
Microsoft Corp.	106,195	$2,944,787	2.22%
Yahoo!, Inc. (a)	42,110	669,549	0.50%
		8,672,239	6.53%
Materials – 3.54%
The Dow Chemical Co.	62,190	1,460,221	1.10%
FMC Corp.	30,090	1,537,599	1.16%
Freeport-McMoRan Copper & Gold, Inc. (a)	12,800	939,008	0.71%
Nucor Corp.	19,050	759,143	0.57%
		4,695,971	3.54%
Telecommunication Services – 5.28%
AT&T, Inc.	87,995	2,258,832	1.70%
Qwest Communications International Inc.	389,165	1,397,102	1.05%
Verizon Communications, Inc.	113,435	3,356,542	2.53%
		7,012,476	5.28%
Utilities – 7.01%
Dominion Resources, Inc.	59,330	2,022,560	1.52%
Duke Energy Corp.	115,690	1,830,216	1.38%
Edison International	67,500	2,147,850	1.62%
MDU Resources Group, Inc.	63,535	1,318,351	0.99%
Questar Corp.	50,095	1,995,785	1.50%
		9,314,762	7.01%

Total Common Stocks (Cost $113,975,836)		130,363,555	98.17%

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM

SUMMARY OF INVESTMENTS — HENNESSY SELECT LARGE VALUE FUND

SHORT-TERM INVESTMENTS – 0.08%			% of Net
	Shares	Value	Assets
Money Market Funds – 0.08%
Fidelity Government Portfolio, 0.080% (c)	114,238	$114,238	0.08%

Total Investment Company
(Cost $114,238)		114,238	0.08%

Total Short-Term Investments
(Cost $114,238)		114,238	0.08%

Total Investments – 98.25%
(Cost $114,090,074)		130,477,793	98.25%

Other Assets in Excess of Liabilities – 1.75%		2,319,246	1.75%

TOTAL NET ASSETS – 100.00%		$132,797,039	100.00%

Percentages are stated as a percent of net assets.
(a)	Non income producing
(b)	Foreign issued security
(c)	The rate listed is the Fund’s 7-day yield as of October 31, 2009.
(d)
Investment in affiliated security.  Quasar Distributors, LLC, which serves as the Fund’s distributor, is a subsidiary of U.S. Bancorp.  Details of transactions with this affiliated company for the year ended October 31, 2009 were as follows:

	Beginning	Purchase	Sales	Ending	Dividend		Market
Issuer	Cost	Cost	Cost	Cost	Income	Shares	Value
U.S. Bancorp	$1,316,268	$979,649	$50,001	$2,245,916	$0	130,590	$3,032,300

Summary of Fair Value Exposure at October 31, 2009

The Fund has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination.

Level 1 –	Quoted unadjusted prices for identical instruments in active markets to which the fund has access at the date of measurement
Level 2 –
Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

Level 3 –
Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                            1-800-966-4354

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s net assets as of October 31, 2009:

Common Stock	Level 1	Level 2	Level 3	Total
Consumer Discretionary	$11,843,182	$—	$—	$11,843,182
Consumer Staples	7,168,979	—	—	7,168,979
Energy	25,137,228	—	—	25,137,228
Financials	30,883,565	—	—	30,883,565
Health Care	11,891,005	—	—	11,891,005
Industrials	13,744,148	—	—	13,744,148
Information Technology	8,672,239	—	—	8,672,239
Materials	4,695,971	—	—	4,695,971
Telecommunication Services	7,012,476	—	—	7,012,476
Utilities	9,314,762	—	—	9,314,762
Total Common Stock	$130,363,555	$—	$—	$130,363,555
Short-Term Investments	$114,238	$—	$—	$114,238
Total Investments in Securities	$130,477,793	$—	$—	$130,477,793

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM

SUMMARY OF INVESTMENTS — HENNESSY SELECT SPARX JAPAN FUND

HENNESSY SELECT SPARX
JAPAN FUND
(% of Net Assets)

TOP TEN EQUITY HOLDINGS	% of net assets
Keyence Corp.	6.93%
Unicharm Corp.	6.30%
Mitsubishi Corp.	6.26%
Taiyo Nippon Sanso Corp.	6.19%
Asics Corp.	5.93%
Misumi Group, Inc.	5.20%
Kao Corp.	4.93%
Rohto Pharmaceutical Co., Inc.	4.27%
Ryohin Keikaku Co., Ltd.	4.06%
Marubeni Corp.	3.90%

HENNESSY FUNDS                                                                                                            1-800-966-4354

COMMON STOCKS – 96.75%	Number		% of Net
	of Shares	Value	Assets
Consumer Discretionary – 20.27%
Asics Corp.	358,000	$3,191,171	5.93%
Isuzu Motors, Ltd.	586,000	1,239,011	2.30%
Mizuno Corp.	129,000	594,668	1.10%
Ryohin Keikaku Co., Ltd.	48,500	2,182,979	4.06%
Shimano, Inc.	43,100	1,648,095	3.06%
Toyota Motor Corp.	51,000	2,013,325	3.74%
Zenrin Co., Ltd.	2,900	42,463	0.08%
		10,911,712	20.27%
Consumer Staples – 12.27%
Ariake Japan Co., Ltd.	36,000	561,436	1.04%
Kao Corp.	119,000	2,650,587	4.93%
Unicharm Corp.	35,400	3,392,535	6.30%
		6,604,558	12.27%
Financials – 5.01%
Mizuho Financial Group, Inc.	427,900	844,004	1.57%
NTT Urban Development Corp.	269	216,098	0.40%
Sumitomo Mitsui Financial Group, Inc.	30,800	1,046,896	1.94%
Sumitomo Real Estate Sales Co., Ltd.	5,100	178,844	0.33%
Tokyu Livable, Inc.	45,600	412,547	0.77%
		2,698,389	5.01%
Health Care – 7.14%
Mani, Inc.	4,500	313,066	0.58%
Rohto Pharmaceutical Co., Ltd.	180,000	2,301,746	4.27%
Terumo Corp.	23,400	1,231,653	2.29%
		3,846,465	7.14%
Industrials – 28.02%
Daikin Industries Ltd.	33,900	1,149,066	2.13%
Itochu Corp.	227,000	1,434,818	2.67%
Kajima Corp.	56,000	131,111	0.24%
Kawasaki Kisen Kaisha, Ltd.	36,000	131,174	0.24%
Komatsu, Ltd.	76,900	1,499,161	2.78%
Marubeni Corp.	424,000	2,097,773	3.90%
Misumi Group, Inc.	163,900	2,797,153	5.20%

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM

SUMMARY OF INVESTMENTS — HENNESSY SELECT SPARX JAPAN FUND

COMMON STOCKS	Number		% of Net
	of Shares	Value	Assets
Industrials (Continued)
Mitsubishi Corp.	159,000	$3,370,856	6.26%
Nippon Sheet Glass, Ltd.	32,000	94,292	0.18%
Obayashi Corp.	70,000	264,336	0.49%
Shimizu Corp.	62,000	237,741	0.44%
Sumitomo Corp.	103,400	1,003,777	1.86%
Taisei Corp.	157,000	308,112	0.57%
Tokyu Corp.	130,000	568,111	1.06%
		15,087,481	28.02%
Information Technology – 8.00%
Keyence Corp.	18,800	3,732,262	6.93%
Sumco Corp.	4,300	82,058	0.15%
Toshiba Corp.	86,000	491,520	0.92%
		4,305,840	8.00%
Materials – 16.04%
Fuji Seal International, Inc.	90,800	1,835,649	3.41%
JFE Holdings, Inc.	13,500	439,760	0.81%
Sumitomo Metal Industries, Ltd.	468,000	1,195,641	2.22%
Sumitomo Metal Mining Co., Ltd.	116,000	1,834,497	3.41%
Taiyo Nippon Sanso Corp.	300,000	3,331,678	6.19%
		8,637,225	16.04%

Total Common Stocks (Cost $58,087,870)		52,091,670	96.75%

SHORT-TERM INVESTMENTS – 2.87%

Money Market Funds – 2.87%
Federated Government Obligations, 0.080% (a)	46,422	46,422	0.09%
Fidelity Government Portfolio, 0.077% (a)	1,497,725	1,497,725	2.78%
		1,544,147	2.87%
Total Short-Term Investments
(Cost $1,544,147)		1,544,147	2.87%

Total Investments – 99.62%
(Cost $59,632,017)		53,635,817	99.62%

Other Assets in Excess of Liabilities – 0.38%		207,226	0.38%

TOTAL NET ASSETS – 100.00%		$53,843,043	100.00%

Percentages are stated as a percent of net assets.
(a)	The rate listed is the Fund’s 7-day yield as of October 31, 2009.

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                            1-800-966-4354

Summary of Fair Value Exposure at October 31, 2009

The Fund has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination.

Level 1 –	Quoted unadjusted prices for identical instruments in active markets to which the fund has access at the date of measurement
Level 2 –
Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, the prices are fair value adjusted due to post market close subsequent events (foreign markets), little public information exists or instances where prices vary substantially over time or among brokered market makers.

Level 3 –
Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s net assets as of October 31, 2009:

Common Stock	Level 1	Level 2	Level 3	Total
Consumer Discretionary	$—	$10,911,712	$—	$10,911,712
Consumer Staples	—	6,604,558	—	6,604,558
Financials	—	2,698,389	—	2,698,389
Health Care	—	3,846,465	—	3,846,465
Industrials	—	15,087,481	—	15,087,481
Information Technology	—	4,305,840	—	4,305,840
Materials	—	8,637,225	—	8,637,225
Total Common Stock	$—	$52,091,670	$—	$52,091,670
Short-Term Investments	$1,544,147	$—	$—	$1,544,147
Total Investments in Securities	$1,544,147	$52,091,670	$—	$53,635,817

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM

SUMMARY OF INVESTMENTS — HENNESSY SELECT SPARX JAPAN SMALLER COMPANIES FUND

HENNESSY SELECT SPARX
JAPAN SMALLER COMPANIES FUND
(% of Net Assets)

TOP TEN EQUITY HOLDINGS	% of net assets
Saizeriya Co., Ltd.	4.55%
ASKUL Corp.	3.76%
Tamura Corp.	3.29%
T-Gaia Corp.	3.08%
Macromill, Inc.	2.88%
Village Vanguard Co., Ltd.	2.86%
Message Co., Ltd.	2.70%
So-net M3, Inc.	2.52%
SRA Holdings, Inc.	2.39%
K’s Holdings Corp.	2.38%

HENNESSY FUNDS                                                                                                            1-800-966-4354

COMMON STOCKS – 96.64%	Number		% of Net
	of Shares	Value	Assets
Consumer Discretionary – 26.88%
ASKUL Corp.	31,000	$608,706	3.76%
Doshisha Co., Ltd.	20,000	375,217	2.32%
Doutor Nichires Holdings Co., Ltd.	20,000	289,459	1.79%
Ishii Hyoki Co., Ltd.	2,100	26,973	0.17%
K’s Holdings Corp.	11,900	385,650	2.38%
Nippon Seiki Co., Ltd.	35,000	367,552	2.27%
Otsuka Kagu, Ltd.	18,600	169,977	1.05%
Press Kogyo Co., Ltd.	124,000	271,397	1.67%
Saizeriya Co., Ltd.	38,200	737,007	4.55%
T-Gaia Corp.	261	499,257	3.08%
Village Vanguard Co., Ltd.	110	463,873	2.86%
Wowow, Inc.	81	159,266	0.98%
		4,354,334	26.88%
Consumer Staples – 3.70%
Hokuto Corp.	15,000	335,279	2.07%
Sogo Medical Co., Ltd.	10,000	263,701	1.63%
		598,980	3.70%
Financials – 5.15%
RISA Partners, Inc.	459	361,436	2.23%
Suruga Bank, Ltd.	20,000	180,695	1.12%
Tokyo Tomin Bank, Ltd.	20,000	291,576	1.80%
		833,707	5.15%
Health Care – 8.67%
Hogy Medical Co., Ltd.	6,100	327,888	2.02%
Message Co., Ltd.	234	437,505	2.70%
Paramount Bed Co., Ltd.	10,400	231,671	1.43%
So-net M3, Inc.	119	408,212	2.52%
		1,405,276	8.67%
Industrials – 19.35%
Aica Kogyo Co., Ltd.	20,000	191,336	1.18%
Asunaro Aoki Construction., Ltd.	33,500	209,534	1.29%
Benefit One, Inc.	398	316,888	1.96%
Ichinen Holdings Co., Ltd.	64,700	251,544	1.55%

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM

SUMMARY OF INVESTMENTS — HENNESSY SELECT SPARX JAPAN SMALLER COMPANIES FUND

COMMON STOCKS	Number		% of Net
	of Shares	Value	Assets
Industrials (Continued)
Kito Corp.	248	$242,045	1.49%
NPC Inc.	9,400	240,188	1.48%
Prestige International, Inc.	193	333,625	2.06%
SBS Holdings, Inc.	350	242,608	1.50%
Skymark Airlines, Inc. (a)	45,300	101,550	0.63%
Teraoka Seisakusho Co., Ltd.	27,600	128,167	0.79%
Tocalo Co., Ltd.	15,300	123,416	0.76%
Tokyo Keiki, Inc.	103,000	124,552	0.77%
Toshin Group Co., Ltd.	9,200	164,707	1.02%
Uchida Yoko Co., Ltd.	48,000	144,209	0.89%
Yushin Precision Equipment Co., Ltd.	20,000	321,343	1.98%
		3,135,712	19.35%
Information Technology – 24.12%
Dai-Ichi Seiko Co., Ltd.	3,500	171,145	1.06%
Digital Garage, Inc.	130	251,082	1.55%
Elematec Corp.	700	7,122	0.04%
Fuetrek Co., Ltd.	110	160,393	0.99%
GMO Payment Gateway, Inc.	118	154,454	0.95%
Gourmet Navigator, Inc.	139	338,040	2.09%
Kakaku.com., Inc.	65	237,685	1.47%
Macnica, Inc.	16,300	258,747	1.60%
Macromill, Inc.	300	465,872	2.88%
Otsuka Corp.	6,200	326,960	2.02%
SMS Co., Ltd.	80	179,080	1.10%
SRA Holdings, Inc.	44,000	386,596	2.39%
Tamura Corp.	165,000	533,408	3.29%
Works Applications Co., Ltd.	461	273,007	1.68%
Yokowo Co., Ltd.	27,800	163,279	1.01%
		3,906,870	24.12%
Materials – 7.32%
Adeka Corp.	36,000	329,947	2.04%
Fujikura Kasei Co., Ltd.	61,700	318,764	1.97%
JSP Corp.	19,400	185,479	1.14%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                            1-800-966-4354

COMMON STOCKS	Number		% of Net
	of Shares	Value	Assets
Materials (Continued)
T.Hasegawa Co., Ltd.	12,300	$189,589	1.17%
Ube Material Industries, Ltd.	62,000	162,796	1.00%
		1,186,575	7.32%
Utilities – 1.45%
Japan Wind Development Co., Ltd.	60	234,967	1.45%

Total Common Stocks (Cost $12,790,111)		15,656,421	96.64%

SHORT-TERM INVESTMENTS – 1.43%

Money Market Funds – 1.43%
Fidelity Government Portfolio, 0.077% (b)	231,027	231,027	1.43%

Total Short-Term Investments
(Cost $231,027)		231,027	1.43%

Total Investments – 98.07%
(Cost $13,021,138)		15,887,448	98.07%
Other Assets in Excess of Liabilities – 1.93%		313,232	1.93%

TOTAL NET ASSETS – 100.00%		$16,200,680	100.00%

Percentages are stated as a percent of net assets.
(a)	Non-income producing security.
(b)	The rate listed is the Fund’s 7-day yield as of October 31, 2009.

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM

SUMMARY OF INVESTMENTS — HENNESSY SELECT SPARX JAPAN SMALLER COMPANIES FUND

Summary of Fair Value Exposure at October 31, 2009

The Fund has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination.

Level 1 –	Quoted unadjusted prices for identical instruments in active markets to which the fund has access at the date of measurement
Level 2 –
Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, the prices are fair value adjusted due to post market close subsequent events (foreign markets), little public information exists or instances where prices vary substantially over time or among brokered market makers.

Level 3 –
Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s net assets as of October 31, 2009:

Common Stock	Level 1	Level 2	Level 3	Total
Consumer Discretionary	$—	$4,354,334	$—	$4,354,334
Consumer Staples		598,980	—	598,980
Financials		833,707	—	833,707
Health Care		1,405,276	—	1,405,276
Industrials		3,135,712	—	3,135,712
Information Technology		3,906,870	—	3,906,870
Materials		1,186,575	—	1,186,575
Utilities		234,967	—	234,967
Total Common Stock	$—	$15,656,421	$—	$15,656,421
Short-Term Investments	$231,027	$—	$—	$231,027
Total Investments in Securities	$231,027	$15,656,421	$—	$15,887,448

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                            1-800-966-4354

Financial Statements

Statements of Assets and Liabilities as of October 31, 2009

ASSETS:
Investments in unaffiliated securities, at value
(cost $111,844,158, $59,632,017 and $13,021,138, respectively)
Investments in affiliated securities, at value
(cost $2,245,916, $0 and $0, respectively)
Cash
Dividends and interest receivable
Receivable for fund shares sold
Receivable for securities sold
Prepaid expenses and other assets
Total Assets

LIABILITIES:
Payable for securities purchased
Payable for fund shares redeemed
Payable to Advisor
Payable to Administrator
Payable to Auditor
Accrued service fees
Accrued sub transfer agent fees
Accrued expenses and other payables
Total Liabilities

NET ASSETS

NET ASSETS CONSIST OF:
Capital stock
Accumulated net investment income
Accumulated net realized loss on investments
Unrealized net appreciation (depreciation) on investments and foreign currency related transactions
Total Net Assets

NET ASSETS
Original Class:
Shares authorized (no par value, $0.001 and $0.001 par value, respectively)
Net assets applicable to outstanding Original Class shares
Shares issued and outstanding
Net asset value, offering price and redemption price per share

Institutional Class:
Shares authorized (no par value and $0.001 par value, respectively)
Net assets applicable to outstanding Institutional Class shares
Shares issued and outstanding
Net asset value, offering price and redemption price per share

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM

FINANCIAL STATEMENTS – STATEMENTS OF ASSETS AND LIABILITIES

		HENNESSY
HENNESSY	HENNESSY	SELECT SPARX
SELECT LARGE	SELECT SPARX	JAPAN SMALLER
VALUE FUND	JAPAN FUND	COMPANIES FUND

$127,445,493	$53,635,817	$15,887,448

3,032,300	—	—
2,513	—	—
207,307	302,838	68,603
2,128	12,951	2,591
3,320,316	—	325,631
43,187	1,057	9,332
134,053,244	53,952,663	16,293,605

971,196	—	42,703
15,862	731	—
92,627	54,378	21,458
113,311	12,001	3,557
17,895	19,771	17,752
11,795	—	—
9,392	—	—
24,127	22,739	7,455
1,256,205	109,620	92,925

$132,797,039	$53,843,043	$16,200,680

$178,263,869	$87,788,492	$16,911,770
1,390,728	53,363	237,889
(63,245,277)	(28,007,540)	(3,818,529)
16,387,719	(5,991,272)	2,869,550
$132,797,039	$53,843,043	$16,200,680

Unlimited	Unlimited	Unlimited
132,768,154	28,288,448	16,200,680
7,031,215	2,484,892	1,663,727
$18.88	$11.38	$9.74

Unlimited	Unlimited	N/A
28,885	25,554,595
1,527	2,232,841
$18.92	$11.44

HENNESSY FUNDS                                                                                                            1-800-966-4354

Financial Statements

Statements of Operations

INVESTMENT INCOME:
Dividend income from unaffiliated securities(1)
Dividend income from affiliated securities
Interest income
Total investment income

EXPENSES:
Investment advisory fees
Administration, fund accounting, custody and transfer agent fees
Distribution fees – Predecessor Fund (See Note 4)
Service fees – Original Class (See Note 4)
Federal and state registration fees
Audit fees
Legal fees
Reports to shareholders
Directors’ fees and expenses
Sub-transfer agent expenses – Original Class (See Note 4)
Sub-transfer agent expenses – Institutional Class (See Note 4)
Sub-transfer agent expenses – Predecessor Fund (See Note 4)
Other
Total expenses before reimbursement from advisor
Expense reimbursement from Advisor:
Original Class
Institutional Class
Net expenses
NET INVESTMENT INCOME

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on:
Investments from unaffiliated securities
Investments from affiliated securities
Foreign currency transactions
Change in unrealized appreciation (depreciation) on:
Investments
Foreign currency translation
NET REALIZED GAIN (LOSS) AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS

(1)	Net of foreign taxes withheld of $0, $55,267 and $28,122, respectively.
*	For the one month ended October 31, 2009. Effective October 31, 2009, the Hennessy Select Large Value Fund changed its fiscal year end to October 31st from September 30th.
**	Expense waiver/reimbursement by Predecessor Tamarack Service Providers was $317,462 (See Note 4).

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM

FINANCIAL STATEMENTS – STATEMENTS OF OPERATIONS

			HENNESSY
HENNESSY		HENNESSY	SELECT SPARX
SELECT LARGE		SELECT SPARX	JAPAN SMALLER
VALUE FUND		JAPAN FUND	COMPANIES FUND
One Month Ended	Year Ended	Year Ended	Year Ended
October 31, 2009*	September 30, 2009	October 31, 2009	October 31, 2009

$193,756	$3,563,526	$734,261	$373,617
—	44,662	—	—
77	9,396	6,465	1,892
193,833	3,617,584	740,726	375,509

100,274	1,059,043	523,555	200,394
30,082	375,095	182,516	190,167
—	668	—	—
11,794	65,975	—	—
2,973	44,034	26,028	31,958
1,962	22,566	48,481	27,175
1,019	36,032	33,106	14,228
1,062	57,719	18,628	7,331
849	6,723	29,331	12,070
8,846	88,011	—	—
—	2,210	—	—
—	17,148	—	—
2,138	12,165	56,774	36,170
160,999	1,787,389	918,419	519,493

(7,641)	(317,462)**	(117,054)	(252,301)
(6)	—	(151,534)	—
153,352	1,469,927	649,831	267,192
$40,481	$2,147,657	$90,895	$108,317

$2,132,557	$(37,480,133)	$(12,607,879)	$(3,641,062)
(11,365)	(553,489)	—	—
—	—	133,540	71,792

(6,438,340)	17,930,480	21,230,126	8,343,294
—	—	(35,043)	(971)
(4,317,148)	(20,103,142)	8,720,744	4,773,053
$(4,276,667)	$(17,955,485)	$8,811,639	$4,881,370

HENNESSY FUNDS                                                                                                            1-800-966-4354

Financial Statements

Statements of Changes in Net Assets

OPERATIONS:
Net investment income
Net realized gain (loss) on securities
Change in unrealized appreciation (depreciation) on securities
Net decrease in net assets resulting from operations
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income – Class A
Net investment income – Class C
Net investment income – Class R
Net investment income – Class S
Net realized gains – Class A
Net realized gains – Class C
Net realized gains – Class R
Net realized gains – Class S
Total distributions
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares issued in the reorganization – Original Class (See Note 7)
Proceeds from shares subscribed – Original Class
Proceeds from shares subscribed – Institutional Class
Proceeds from shares subscribed – Predecessor Class A
Proceeds from shares subscribed – Predecessor Class C
Proceeds from shares subscribed – Predecessor Class R
Proceeds from shares subscribed – Predecessor Class S
Dividends reinvested – Predecessor Class A
Dividends reinvested – Predecessor Class C
Dividends reinvested – Predecessor Class R
Dividends reinvested – Predecessor Class S
Cost of shares redeemed – Original Class
Cost of shares redeemed – Predecessor Class A
Cost of shares redeemed – Predecessor Class C
Cost of shares redeemed – Predecessor Class R
Cost of shares redeemed – Predecessor Class S
Cost of shares redeemed in the reorganization – Predecessor Class A (See Note 7)
Cost of shares redeemed in the reorganization – Predecessor Class C (See Note 7)
Cost of shares redeemed in the reorganization – Predecessor Class S (See Note 7)
Net increase (decrease) in net assets derived from capital share transactions
TOTAL DECREASE IN NET ASSETS
NET ASSETS:
Beginning of period
End of period
Accumulated net investment income, end of period

*	For the one month ended October 31, 2009. Effective October 31, 2009, the Fund changed its fiscal year end to October 31st from September 30th.

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM

FINANCIAL STATEMENTS – STATEMENTS OF CHANGES IN NET ASSETS

Hennessy Select
Large Value Fund

One Month Ended	Year Ended	Year Ended
October 31, 2009*	September 30, 2009	September 30, 2008

$40,481	$2,147,657	$3,227,881
2,121,192	(38,033,622)	(23,643,916)
(6,438,340)	17,930,480	(34,396,957)
(4,276,667)	(17,955,485)	(54,812,992)

—	(2,447)	(7,765)
—	(250)	(142)
—	(47)	(61)
—	(3,119,888)	(4,736,449)
—	—	(157,564)
—	—	(6,277)
—	—	(1,434)
—	—	(81,783,401)
—	(3,122,632)	(86,693,093)

—	106,344,111	—
148,751	913,870	—
3,402	22,275	—
—	4,294	371,029
—	300	11,100
—	—	—
—	1,105,178	3,663,742
—	2,160	108,540
—	250	6,411
—	47	1,487
—	2,990,948	82,713,848
(1,443,405)	(7,303,823)	—
—	(206,038)	(205,995)
—	(2,369)	(263)
—	(2,172)	(13)
	(12,805,550)	(40,339,761)
	(130,787)	—
	(14,058)	—
	(106,199,266)	—
(1,291,252)	(15,280,630)	46,330,125
(5,567,919)	(36,358,747)	(95,175,960)

138,364,958	174,723,705	269,899,665
$132,797,039	$138,364,958	$174,723,705
$1,390,728	$1,350,367	$2,270,488

HENNESSY FUNDS                                                                                                            1-800-966-4354

Financial Statements

Statements of Changes in Net Assets

CHANGES IN SHARES OUTSTANDING:
Shares issued in connection with reorganization
Shares sold
Original Class
Institutional Class
Predecessor Class A
Predecessor Class C
Predecessor Class R
Predecessor Class S
Shares issued to holders as reinvestment of dividends
Predecessor Class A
Predecessor Class C
Predecessor Class R
Predecessor Class S
Shares redeemed
Original Class
Predecessor Class A
Predecessor Class C
Predecessor Class R
Predecessor Class S
Shares redeemed in the reorganization – Predecessor Class A
Shares redeemed in the reorganization – Predecessor Class C
Shares redeemed in the reorganization – Predecessor Class S
Net increase (decrease) in shares outstanding

*	For the one month ended October 31, 2009. Effective October 31, 2009, the Fund changed its fiscal year end to October 31st from September 30th.

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM

FINANCIAL STATEMENTS – STATEMENTS OF CHANGES IN NET ASSETS

Hennessy Select
Large Value Fund

One Month Ended	Year Ended	Year Ended
October 31, 2009*	September 30, 2009	September 30, 2008

—	7,462,745	—

7,564	56,201	—
172	1,355	—
—	272	14,127
—	20	436
—	—	—
—	68,408	133,042

—	134	4,035
—	16	241
—	3	56
—	187,051	3,074,865

(72,961)	(422,334)	—
—	(12,588)	(8,629)
—	(176)	(7)
—	(164)	(1)
—	(796,220)	(1,460,879)
—	(9,127)	—
—	(1,000)	—
—	(7,452,580)	—
(65,225)	(917,984)	1,757,286

HENNESSY FUNDS                                                                                                            1-800-966-4354

Financial Statements

Statements of Changes in Net Assets

OPERATIONS:
Net investment income
Net realized loss on securities
Change in unrealized appreciation (depreciation) on securities
Net increase (decrease) in net assets resulting from operations

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income – Original Class
Net investment income – Institutional Class
Total distributions

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Original Class
Proceeds from shares subscribed – Institutional Class
Dividends reinvested – Original Class
Dividends reinvested – Institutional Class
Cost of shares redeemed – Original Class
Cost of shares redeemed – Institutional Class
Redemption fees retained – Original Class
Redemption fees retained – Institutional Class
Net increase (decrease) in net assets derived from capital share transactions
TOTAL INCREASE (DECREASE) IN NET ASSETS

NET ASSETS:
Beginning of year
End of year

Accumulated net investment income (loss), end of period

CHANGES IN SHARES OUTSTANDING:
Shares sold
Original Class
Institutional Class
Shares issued to holders as reinvestment of dividends
Original Class
Institutional Class
Shares redeemed
Original Class
Institutional Class
Net increase (decrease) in shares outstanding

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM

FINANCIAL STATEMENTS – STATEMENTS OF CHANGES IN NET ASSETS

Hennessy Select SPARX		Hennessy Select SPARX
Japan Fund		Japan Smaller Companies Fund
Year Ended	Year Ended	Year Ended	Year Ended
October 31, 2009	October 31, 2008	October 31, 2009	October 31, 2008

$90,895	$276,999	$108,317	$23,013
(12,474,339)	(7,673,038)	(3,569,270)	(131,173)
21,195,083	(30,286,211)	8,342,323	(5,980,662)
8,811,639	(37,682,250)	4,881,370	(6,088,822)

(65,133)	—	—	(37,128)
(110,045)	—	—	—
(175,178)	—	—	(37,128)

14,425,238	23,045,592	10,635,183	14,721,358
2,861,706	17,346,932	—	—
63,659	—	—	37,128
103,942	—	—	—
(5,945,945)	(16,256,500)	(11,060,855)	(2,495,073)
(19,199,363)	(36,054,652)	—	—
2,875	13,040	3,412	20,819
4,035	—	—	—
(7,683,853)	(11,905,588)	(422,260)	12,284,232
952,608	(49,587,838)	4,459,110	6,158,282

52,890,435	102,478,273	11,741,570	5,583,288
$53,843,043	$52,890,435	$16,200,680	$11,741,570

$53,363	$126,926	$237,889	$(733)

1,434,814	1,736,620	1,477,631	1,497,950
275,108	1,233,199	—	—

6,211	—	—	3,654
10,082	—	—	—

(585,989)	(1,309,871)	(1,523,006)	(300,890)
(1,837,630)	(2,525,969)	—	—
(697,404)	(866,021)	(45,375)	1,200,714

HENNESSY FUNDS                                                                                                            1-800-966-4354

Financial Highlights

Hennessy Select Large Value Fund

	One Month Ended
	October 31, 2009(1)
	Original		Institutional
	Class		Class
PER SHARE DATA:
Net asset value, beginning of period	$19.49		$19.53

Income from investment operations:
Net investment income	0.01		0.00	(5)
Net realized and unrealized gains (losses) on securities	(0.62)		(0.61)
Total from investment operations	(0.61)		(0.61)

Less distributions:
Dividends from net investment income	—		—
Dividends from net realized gains	—		—
Total distributions	—		—
Redemption fees retained(5)	—		—
Net asset value, end of period	$18.88		$18.92

TOTAL RETURN	(3.13	)%(6)	(3.12	)%(6)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$132.77		$28.89
Ratio of expenses to average net assets:
Before expense reimbursement	1.37	%(7)	1.20	%(7)
After expense reimbursement(8)	1.30	%(7)	0.98	%(7)
Ratio of net investment income to average net assets
Before expense reimbursement	0.28	%(7)	0.44	%(7)
After expense reimbursement(8)	0.35	%(7)	0.66	%(7)
Portfolio turnover rate(9)	10	%(6)	10	%(6)

(1)	For the one month ended October 31, 2009. Effective October 31, 2009, the Fund changed its fiscal year end to October 31st from September 30th.
(2)
The financial highlights set forth for periods prior to March 20, 2009 represent the historical financial highlights of the Tamarack Value Fund, Class S shares.  The assets of the Tamarack Value Fund were acquired by the Hennessy Select Large Value Fund on March 20, 2009.  Prior to the reorganization, Tamarack Value Fund also offered Class A, C and R shares.  At that time Voyageur Asset Management Inc. ceased to be investment advisor and Hennessy Advisors, Inc. became investment advisor.  The return of the Tamarack Value Fund, Class S shares during the period October 1, 2008 through March 20, 2009 was (33.09)%.  The return of the Hennessy Select Large Value Fund, Original Class shares during the period March 20, 2009 through September 30, 2009 was 36.84%.

(3)	Institutional Class shares commenced operations on March 20, 2009.
(4)	Per share net investment income (loss) has been calculated using the average daily shares method.
(5)	Amount is less than $0.01 per share.
(6)	Not annualized.
(7)	Annualized.
(8)	The Advisor has agreed to reimburse expenses in order to cap the Original Class and Institutional Class share expenses. Please refer to Note 4 for more information.
(9)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM

FINANCIAL HIGHLIGHTS — HENNESSY SELECT LARGE VALUE FUND

Year Ended September 30,			Year Ended September 30,
2009			2008	2007	2006	2005
Original	Institutional
Class(2)	Class(3)		Original Class

$21.80	$14.25		$43.12	$41.74	$45.78	$45.05

0.31	0.08		0.42 (4)	0.58 (4)	0.55 (4)	0.74
(2.21)	5.20		(7.43)	5.04	3.07	4.35
(1.90)	5.28		(7.01)	5.62	3.62	5.09

(0.41)	—		(0.78)	(0.63)	(0.61)	(0.46)
—	—		(13.53)	(3.61)	(7.05)	(3.90)
(0.41)	—		(14.31)	(4.24)	(7.66)	(4.36)
—	—		—	—	—	—
$19.49	$19.53		$21.80	$43.12	$41.74	$45.78
(8.43)%	37.05	%(5)	(22.42)%	14.19%	9.10%	11.42%

$138.34	$0.03		$174.23	$269.37	$291.66	$366.95

1.42%	26.18	%(6)	1.22%	1.26%	1.22%	1.25%
1.17%	0.98	%(6)	1.02%	1.03%	1.05%	1.01%

1.46%	(24.06	)%(6)	1.32%	1.13%	1.16%	1.28%
1.71%	1.14	%(6)	1.52%	1.36%	1.33%	1.52%
142%	142%		162%	136%	38%	35%

HENNESSY FUNDS                                                                                                            1-800-966-4354

Financial Highlights

Hennessy Select SPARX Japan Fund

	Year Ended
	October 31, 2009(1)
	Original	Institutional
	Class	Class
PER SHARE DATA:
Net asset value, beginning of year	$9.73	$9.78

Income from investment operations:
Net investment income (loss)	0.02	0.03
Net realized and unrealized gains (losses) on securities	1.66	1.66
Total from investment operations	1.68	1.69

Less distributions:
Dividends from net investment income	(0.03)	(0.03)
Dividends from net realized gains	—	—
Total distributions	(0.03)	(0.03)
Redemption fees retained	— (2)	— (2)
Net asset value, end of year	$11.38	$11.44

TOTAL RETURN	17.36%	17.37%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$28.29	$25.55
Ratio of expenses to average net assets:
Before expense reimbursement	1.75%	1.75%
After expense reimbursement(5)	1.24%	1.24%
Ratio of net investment income to average net assets
Before expense reimbursement	(0.34)%	(0.34)%
After expense reimbursement(5)	0.17%	0.17%
Portfolio turnover rate(4)	17%	17%

(1)
The financial highlights set forth for periods prior to September 17, 2009 represent the historical financial highlights of the SPARX Japan Fund.  On September 17, 2009 Hennessy Advisors, Inc., became the investment advisor to the Fund and the Fund changed its name to Hennessy Select SPARX Japan Fund.  In addition, the Investor Class shares were redesignated Original Class shares.

(2)	Amount is less than $0.01.
(3)	Calculated based on average shares outstanding.
(4)	Portfolio turnover is calculated on the basis of the Fund as a whole.
(5)	The Advisor has agreed to reimburse expenses in order to cap the Original Class and Institutional Class share expenses. Please refer to Note 4 for more information.

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM

FINANCIAL HIGHLIGHTS — HENNESSY SELECT SPARX JAPAN FUND

Year Ended October 31,
2008		2007		2006				2005
Original	Institutional	Original	Institutional	Original		Institutional		Original		Institutional
Class(1)	Class(1)	Class(1)	Class(1)	Class(1)		Class(1)		Class(1)		Class(1)

$16.24	$16.33	$17.20	$17.27	$17.41		$17.44		$13.28		$13.31

0.05	0.05	(0.03)	— (2)	(0.10	)(3)	(0.06	)(3)	(0.06	)(3)	(0.02	)(3)
(6.56)	(6.60)	(0.93)	(0.94)	0.60		0.61		4.90		4.87
(6.51)	(6.55)	(0.96)	(0.94)	0.50		0.55		4.84		4.85

—	—	—	—	(0.55)		(0.56)		—	(2)	—
—	—	—	—	(0.17)		(0.17)		(0.71)		(0.72)
—	—	—	—	(0.72)		(0.73)		(0.71)		(0.72)
— (2)	— (2)	—	—	0.01		0.01		—		—	(2)
$9.73	$9.78	$16.24	$16.33	$17.20		$17.27		$17.41		$17.44

(40.09)%	(40.11)%	(5.58)%	(5.44)%	2.64%		2.90%		38.36%		38.41%

$15.86	$37.03	$19.54	$82.94	$26.23		$105.15		$23.49		$53.17

1.72%	1.72%	1.87%	1.67%	2.22%		1.66%		4.24%		3.63%
1.25%	1.25%	1.45%	1.25%	1.50%		1.25%		1.50%		1.25%

(0.10)%	(0.10)%	(0.62)%	(0.42)%	(1.27)%		(0.71)%		(3.14)%		(2.53)%
0.37%	0.37%	(0.20)%	0.00%	(0.55)%		(0.30)%		(0.40)%		(0.15)%
35%	35%	111%	111%	89%		89%		73%		73%

HENNESSY FUNDS                                                                                                            1-800-966-4354

Financial Highlights

Hennessy Select SPARX Japan Smaller Companies Fund

PER SHARE DATA:
Net asset value, beginning of period

Income from investment operations:
Net investment income (loss)
Net realized and unrealized gains (losses) on securities
Total from investment operations

Less distributions:
Dividends from net investment income
Dividends from net realized gains
Total distributions
Redemption fees retained
Net asset value, end of period

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)
Ratio of expenses to average net assets:
Before expense reimbursement
After expense reimbursement(7)
Ratio of net investment income to average net assets
Before expense reimbursement
After expense reimbursement(7)
Portfolio turnover rate

(1)
The financial highlights set forth for periods prior to September 17, 2009 represent the historical financial highlights of the SPARX Japan Smaller Companies Fund. On September 17, 2009 Hennessy Advisors, Inc., became the investment advisor to the Fund and the Fund changed its name to Hennessy Select SPARX Japan Smaller Companies Fund.  In addition, the Investor Class shares were redesignated Original Class shares.

(2)	The Fund commenced operations on August 31, 2007.
(3)	Calculated based on average shares outstanding.
(4)	Amount is less than $0.01.
(5)	Not annualized.
(6)	Annualized.
(7)	The Advisor has agreed to reimburse expenses in order to cap the Original Class share expenses. Please refer to Note 4 for more information.

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM

FINANCIAL HIGHLIGHTS — HENNESSY SELECT SPARX JAPAN SMALLER COMPANIES FUND

Year Ended	Year Ended	Period Ended
October 31,	October 31,	October 31,
2009(1)	2008(1)	2007(1)(2)
Original Class

$6.87	$10.98	$10.00

0.07	0.02 (3)	—	(4)
2.80	(4.08)	0.98
2.87	(4.06)	0.98

—	(0.07)	—
—	—	—
—	(0.07)	—
— (4)	0.02	—
$9.74	$6.87	$10.98

41.78%	(37.00)%	9.80	%(5)

$16.20	$11.74	$5.58

3.10%	4.47%	9.73	%(6)
1.60%	1.60%	1.60	%(6)

(0.86)%	(2.60)%	(8.15	)%(6)
0.64%	0.26%	(0.02	)%(6)
138%	55%	13	%(5)

HENNESSY FUNDS                                                                                                            1-800-966-4354

Notes to the Financial Statements

October 31, 2009

1).	ORGANIZATION

The Hennessy Select Large Value Fund (the “Large Value Fund”, formerly known as the Tamarack Value Fund) is organized as a separate investment portfolio or series of Hennessy Funds Trust, a Delaware statutory trust that was organized on September 17, 1992.  Prior to July 1, 2005, the Hennessy Funds Trust was known as “The Henlopen Fund”.  The Select Large Value Fund is the successor to the Tamarack Value Fund (the “Predecessor Tamarack Fund”) pursuant to a reorganization that took place on March 20, 2009 (See Note 7).  As a result of the reorganization, holders of the Class A, Class C, Class R and Class S shares of the Tamarack Value Fund received Original Class shares of the Hennessy Select Large Value Fund.  On March 20, 2009, Hennessy Advisors, Inc., became the investment advisor to the Select Large Value Fund and the Select Large Value Fund changed its name from “Tamarack Value Fund” to “Hennessy Select Large Value Fund”.  The Hennessy Funds Trust is an open-end, management investment company registered under the Investment Company Act of 1940, as amended.  The Large Value Fund is a diversified portfolio.  The Large Value Fund commenced operations on September 30, 1984.

The Hennessy Select SPARX Japan Fund (the “Japan Fund”, formerly known as the SPARX Japan Fund) and the Hennessy Select SPARX Japan Smaller Companies Fund (the “Japan Smaller Companies Fund”, formerly known as the SPARX Japan Smaller Companies Fund or together with the SPARX Japan Fund, the “Predecessor SPARX Funds”) are organized as separate investment portfolios or series of Hennessy SPARX Funds Trust, a Massachusetts business trust that was organized on July 24, 1995.  From July 25, 2007 through September 17, 2009 the Hennessy SPARX Funds Trust name was “SPARX Asia Funds”.  Prior to July 25, 2007, the Hennessy SPARX Funds Trust was known as “SPARX Funds Trust”.  On September 17, 2009, Hennessy Advisors, Inc., became the investment advisor to the SPARX Japan Fund and SPARX Japan Smaller Companies Fund.  The Hennessy SPARX Funds Trust is an open-end, management investment company registered under the Investment Company Act of 1940, as amended.  The Japan Fund and Smaller Companies Fund are each diversified portfolios.  Although these funds will each be considered a “diversified” mutual fund, the fund may employ a relatively focused investment strategy and may hold securities of fewer issuers than other diversified funds.  The Japan Fund commenced operations on October 31, 2003 and the Smaller Companies Fund commenced operations on August 31, 2007.

The Large Value Fund and Japan Fund offer Original and Institutional Class shares.  Each class of shares differs principally in its respective administration and transfer agent expenses and sales charges, if any.  Each class has identical rights to earnings, assets and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes.

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NOTES TO THE FINANCIAL STATEMENTS

2).	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”).

a).
Investment Valuation – Securities which are traded on a national or recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded.  Exchange-traded securities for which there were no transactions that day and debt securities are valued at the most recent bid prices. Instruments with a remaining maturity of 60 days or less are valued on an amortized cost basis. When a price for an underlying security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security, fair value pricing procedures have been adopted by the Board of Trustees of the Funds. Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria that will be given consideration in determining a fair value of a security. Some of these criteria are: trading volume of security and markets, value of other like securities and news events with direct bearing to security or market. Fair value pricing results in an estimated price that reasonably reflects the current market conditions in order to rate the portfolio holdings such that shareholder transactions receive a fair net asset value.

Fair valuing of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts.  The effect of using fair value pricing is that the Funds’ NAV will reflect the affected portfolio securities’ value as determined in the judgment of the Board of Trustees or its designee instead of being determined by the market.  Using a fair value pricing methodology to price securities may result in a value that is different from a security’s most recent closing price and from the prices used by other investment companies to calculate their net asset values and are considered level 2 prices.  Because the Funds invest in foreign securities, the value of the Funds’ portfolio securities may change on days when you will not be able to purchase or redeem your shares.

Foreign securities are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rate at the end of the period.  The Funds do not isolate that portion of the results of operations resulting from changes in the currency exchange rate from the fluctuations resulting from changes in the market prices of investments.

b).
Federal Income Taxes – Provision for federal income taxes or excise taxes has not been made since the Funds have elected to be taxed as a “regulated investment company” and intend to distribute substantially all taxable income to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Net investment income and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of

HENNESSY FUNDS                                                                                                            1-800-966-4354

temporary book and tax basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes.

Due to inherent differences in the recognition of income, expenses, and realized gains/losses under U.S. generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting for the 2009 fiscal year have been identified and appropriately reclassified on the Statement of Assets and Liabilities.

	Undistributed Net	Accumulated Net	Paid In
	Investment Income/(Loss)	Realized Gain/(Loss)	Capital
Large Value Fund	(120)	120	—
Japan Fund	10,720	(10,720)	—
Japan Smaller Companies Fund	130,305	(130,265)	(40)

The permanent differences primarily relate to foreign currency gain (loss) reclasses and adjustments related to passive foreign investment companies.

c).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Funds and interest income is recognized on an accrual basis. Income expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its respective net assets.

d).
Distributions to Shareholders – Dividends from net investment income and distributions of net realized capital gains for the Funds, if any, are declared and paid out annually, usually in November or December of each year.

e).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted/amortized over the life of the respective security.

f).
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported change in net assets during the reporting period. Actual results could differ from those estimates.

g).
Share Valuation – The net asset value (“NAV”) per share of each Fund is calculated by dividing the sum of the value of the securities held, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the NYSE is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s net asset value per share.  The Japan Fund and Smaller Companies Fund may charge a 2.00% redemption fee for selling shares you have owned for 60 days or less.  The redemption fee is retained by the fund and treated as additional paid-in-capital and allocated to each class of shares (if applicable) on relative net assets.

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NOTES TO THE FINANCIAL STATEMENTS

h).
Foreign Currency – Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation.  Purchases and sales of investments and income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions.  The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains or losses.  Foreign investments present additional risks due to currency fluctuations, economic and political factors, lower liquidity, government regulations, differences in accounting standards and other factors.

i).
Forward Contracts – The Funds may enter into forward currency contracts to reduce their exposure to changes in foreign currency exchange rates on their foreign holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in foreign currencies.  A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate.  The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions.

The Funds may invest in, or enter into, derivatives, such as options, futures contracts, options on futures contracts and swaps, for a variety of reasons, including to hedge certain risks, to provide a substitute for purchasing or selling particular securities or to increase potential income gain.  Derivatives may provide a cheaper, quicker or more specifically focused way for a Fund to invest than “traditional” securities would.  The main purpose of utilizing these derivative instruments is for hedging purposes.

j).
Repurchase Agreements – The Funds may enter into repurchase agreements with member banks or security dealers of the Federal Reserve whom the investment advisor deems creditworthy. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates.

Securities pledged as collateral for repurchase agreements are held by the custodian bank until the respective agreements mature. Provisions of the repurchase agreements ensure that the market value of the collateral, including accrued interest thereon, is sufficient, in the event of default of the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

k).
Accounting for Uncertainty in Income Taxes – The Funds have adopted accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return.  The Funds have reviewed all open tax years and major jurisdictions and concluded that there is no impact on the Funds’ net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return.  As of October 31, 2009, open Federal and state tax years for the Large Value Fund include the tax years ended September 30, 2006 through 2009 and the tax period ended October 31, 2009.  As of October 31, 2009, open Federal and state tax years for the Japan Fund and

HENNESSY FUNDS                                                                                                            1-800-966-4354

Japan Smaller Companies Fund include the tax years ended October 31, 2006 through 2009.

l).
Events Subsequent to the Fiscal Period End – The Funds have adopted financial reporting rules regarding subsequent events which requires an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet.  In addition, an entity is required to disclose the date through which subsequent events have been evaluated.  Management has evaluated the Funds’ related events and transactions that occurred subsequent to October 31, 2009, through December 29, 2009, the date of issuance of the Funds’ financial statements.  There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Funds’ financial statements.

3).	INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) during the one month ended October 31, 2009 for the Large Value Fund were $13,621,663 and $17,252,129, respectively.

Purchases and sales of investment securities (excluding government and short-term investments) during the year ended October 31, 2009 were as follows:

	Purchases	Sales
Japan Fund	$ 8,942,049	$17,244,673
Japan Smaller Companies Fund	$22,773,999	$22,916,199

Purchases and sales of investment securities (excluding government and short-term investments) for the Select Large Value Fund during the year ended September 30, 2009 were $170,697,264 and $182,979,545, respectively. There were no purchases or sales of long term U.S. Government securities in the Funds during the period/year ended October 31, 2009.

4).	INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Hennessy Advisors, Inc. (the “Advisor”) is the Advisor of the Funds. The Advisor provides the Funds with investment management services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, facilities, and provides most of the personnel needed by the Funds. As compensation for its services, the Advisor is entitled to a monthly fee from each Fund. The fee is based upon the average daily net assets of the Funds at the annual rate of:

Large Value Fund	0.85%
Japan Fund	1.00%
Japan Smaller Companies Fund	1.20%

Prior to March 20, 2009, Voyageur Asset Management Inc. (“Voyageur”) acted as the investment advisor for the Predecessor Tamarack Fund.  The Predecessor Tamarack Fund entered an agreement with Voyageur whereas they furnished related office facilities, equipment, research and personnel.  The agreement required the Predecessor Tamarack Fund to pay Voyageur a monthly fee of 0.85% based upon average daily net assets.

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NOTES TO THE FINANCIAL STATEMENTS

The Advisor has delegated the day to day management of the Large Value Fund to a Sub-Advisor, Voyageur Asset Management, Inc. (“Voyageur”). The Advisor has delegated the day to day management of the Japan and Japan Smaller Companies Funds to a Sub-Advisor, SPARX Asset Management Co. Ltd. (“SPARX”).  The Advisor pays the Sub-Advisor fees for each of the Funds from its own assets and these fees are not an additional expense of the Funds.

Prior to September 17, 2009, SPARX Investment & Research, USA, Inc. (“SPARX USA”) acted as the investment advisor for the Predecessor SPARX Japan Fund and SPARX Smaller Companies Fund.  The Predecessor SPARX Funds entered into an agreement with SPARX USA whereas they furnished related office facilities, equipment, research and personnel.  The agreement required the SPARX Japan Fund and SPARX Smaller Companies Fund to pay SPARX USA a monthly fee of 1.00% and 1.20%, respectively, based upon average daily net assets.

The Advisor has agreed to absorb expenses to the extent that the total annual operating expenses (excluding all federal, state and local taxes, interest, brokerage commissions, acquired fund fees and expenses and other costs incurred in connection with the purchase and sale of securities and extraordinary items) do not exceed 1.30% and 0.98% of the Large Value Fund’s net assets for the Original Class and Institutional Class shares, respectively.  The expense limitation agreement for the Original Class shares of the Large Value Fund is in place through March 31, 2010.  The expense limitation agreement for the Institutional Class shares of the Large Value Fund can only be terminated by the Board of Trustees.  Voyageur Asset Management Inc. (“Voyageur”) had contractually agreed to waive fees/or make payments in order to keep total operating expenses of the Predecessor Fund, Class S at 1.03%.  This limitation was in place February 1, 2008 until January 31, 2009.  Additionally, the Advisor has agreed to waive its fees and absorb expenses to the extent that the total annual operating expenses (excluding all federal, state and local taxes, interest, brokerage commissions, acquired fund fees and expenses and other costs incurred in connection with the purchase and sale of securities and extraordinary items) do not exceed 1.25% of the Japan Fund’s net assets for both the Original Class and Institutional Class and 1.60% of the net assets of the Japan Smaller Companies Fund, Original Class shares.  The expense limitation agreement for the Japan Fund and the Japan Smaller Companies Fund is in place through February, 2010.  For a period of three years after the year in which the Advisor waives or reimburses expenses, the Advisor may seek reimbursement from the Fund to the extent that total annual fund operating expenses are less than the expense limitation in effect at the time of the waiver or reimbursement. The Advisor reimbursed expenses of $7,647 for the Large Value Fund, for the fiscal period ended October 31, 2009.  As of October 31, 2009, cumulative expenses subject to potential recovery to the aforementioned conditions and year of expiration are as follows:

	Oct. 31, 2011	Oct. 31, 2012	Total
Large Value – Original Class	$91,061	$7,641	$98,702
Large Value – Institutional Class	$2,239	$6	$2,245

HENNESSY FUNDS                                                                                                            1-800-966-4354

The Board of Trustees has approved a Shareholder Servicing Plan for the Original Class shares of the Large Value Fund which was instituted to compensate the Advisor for the non-investment management services it provides to the Fund. The Plan provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Large Value Fund.  The Japan and Japan Smaller Companies Funds have not adopted a shareholder servicing plan.

The Large Value Fund has entered into agreements with various brokers, dealers and financial intermediaries in connection with the sale of shares of the Large Value Fund.  The agreements provide for periodic payments by the Large Value Fund to the brokers, dealers and financial intermediaries for providing certain shareholder maintenance services (sub-transfer agent expenses).  These shareholder services include: the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status and facilitating shareholder telephone transactions.  Fees paid by the Large Value Fund to various brokers, dealers and financial intermediaries for the fiscal period ended October 31, 2009, were $8,846. Fees paid by the Large Value Fund to various brokers, dealers and financial intermediaries for the year ended September 30, 2009 were $88,011, $2,210, $34, $2 and $17,112 for Original Class, Institutional Class and Predecessor Classes A, C and S, respectively.

The Predecessor Tamarack Fund had adopted a Master Distribution 12b-1 Plan (the “Plan”) in which Tamarack Distributors Inc. (the “Distributor”) acted as the Predecessor Tamarack Fund’s distributor. The Distributor is an affiliate of Voyageur. The Plan permitted the Predecessor Tamarack Fund to make payments for or reimburse the Distributor monthly for distribution-related costs and expenses of marketing shares of each share class covered under the Plan; and/or for providing shareholder services. The following chart shows the most recent Plan fee rate for each class of the Predecessor Tamarack Fund.

	Class A	Class I	Class C	Class R	Class S
12b-1 Plan Fee	0.25%*	0.00%	1.00%	0.50%	0.00%

*	The maximum Plan fee rate for Class A shares is 0.50%. The Distributor contractually waived 0.25% of the total 0.50% Plan fee for Class A.

Plan fees are based on average daily net assets of the applicable class. Up to 0.25% of each Plan fee may be designated as a Service Fee, as defined by the applicable rules of the Financial Industry Regulatory Authority. The Distributor, subject to applicable legal requirements, may waive a Plan fee voluntarily, in whole or in part. The distribution fees for the Predecessor Tamarack Fund were $576, $86 and $6 for Classes A, C and R, respectively. Neither the Original nor the Institutional Class shares of the Select Large Value Fund have adopted a 12b-1 Plan.

For the period ended March 20, 2009, the Distributor received commissions of $27 from front-end sales charges of Class A shares of the Predecessor Tamarack Fund, all of which was paid to affiliated broker-dealers. The Distributor also received $3 from CDSC fees from Class C shares of the Predecessor Tamarack Fund. The Distributor received no CDSC fees from Class A shares of the Predecessor Tamarack Fund during the period ended March 20, 2009 after which Class A and Class C shares were no longer offered for sale after March 20, 2009.

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NOTES TO THE FINANCIAL STATEMENTS

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Large Value Fund’s Administrator under an Administration Agreement.  Prior to September 18, 2009 PNC Global Investment Servicing (U.S.) Inc. (“PNC”) served as administrator of the Predecessor SPARX Funds.  Effective March 20, 2009 the Large Value Fund entered into an Administration Agreement with U.S. Bancorp Fund Services, LLC.  Effective September 18, 2009 the Japan and Japan Smaller Companies Funds entered into an Administration Agreement with U.S. Bancorp Fund Services, LLC.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the directors; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds’ expenses and reviews the Funds’ expense accruals. Fees paid to U.S. Bancorp Fund Services, LLC for the fiscal period ended October 31, 2009, were $30,082, $11,773 and $3,484, for the Large Value, Japan and Japan Smaller Companies Funds, respectively. Fees paid to U.S. Bancorp Fund Services, LLC for services provided to the Select Large Value Fund for the period March 20, 2009 through September 30, 2009 were $167,841.

Prior to March 20, 2009 Voyageur and PNC Global Investment Servicing (U.S.) Inc. (“PNC”) served as co-administrators of the Predecessor Tamarack Fund.  Services provided under the administrative services contract included providing day-to-day administration of matters related to the Predecessor Tamarack Fund, maintenance of its records and the preparation of reports.  Under the terms of the administrative services contract, Voyageur received a fee, payable monthly, at the annual rate of 0.075% of the Predecessor Tamarack Fund’s average daily net assets.  PNC received a fee for its services payable by the Predecessor Tamarack Fund based on the Predecessor Tamarack Fund’s average net assets.  Voyageur’s fee is included in “Administration fees” in the Statement of Operations for the year ended September 30, 2009.  PNC’s fee is included with “Fund Accounting fees” in the Statement of Operations for the year ended September 30, 2009.

Prior to September 18, 2009, services provided under the PNC administrative services contract included providing day-to-day administration of matters related to the Predecessor SPARX Funds, maintenance of their records and the preparation of reports.  Under the terms of the administrative services contract, PNC received a fee, payable monthly, at the annual rate of 0.07% of the first $100 million of the Predecessor SPARX Funds’ average daily net assets, decreasing as assets reach certain levels and subject to a minimum fee plus out-of-pocket expenses.

Quasar Distributors, LLC (“Quasar”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. Quasar is an affiliated company of U.S. Bank, N.A.

5).	LINE OF CREDIT

The Japan and Japan Smaller Companies Funds each had a $5,000,000 line of credit, intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility was with its former custodian bank, PNC Bank, N.A. and was terminated on September 18, 2009. During the year ended October 31, 2009, the Japan Fund and Japan Smaller Companies Fund did not have any borrowings under the facility.

HENNESSY FUNDS                                                                                                            1-800-966-4354

6).	FEDERAL TAX INFORMATION

The following balances for the Funds are as of October 31, 2009, the Funds’ most recent fiscal year end:

			Japan
	Large		Smaller
	Value	Japan	Companies
	Fund	Fund	Fund
Cost of Investments for tax purposes	$114,795,217	$59,643,948	$13,458,638
Gross tax unrealized appreciation	22,806,298	5,599,157	3,444,166
Gross tax unrealized depreciation	(7,123,722)	(11,602,360)	(1,012,116)
Net tax unrealized appreciation
(depreciation) on investments	15,682,576	(6,003,203)	2,432,050
Undistributed ordinary income	$1,390,728	$53,363	$675,389
Undistributed long-term capital gains	$—	$—	$—
Total distributable earnings	$1,390,728	$53,363	$675,389
Other accumulated gains (losses)	$(62,540,134)	$(27,995,609)	$(3,818,529)
Total accumulated earnings (losses)	$(45,466,830)	$(33,945,449)	$(711,090)

At October 31, 2009, the Large Value Fund had tax basis capital losses of $62,540,134, to offset future capital gains, the use of a portion of which is limited by IRS regulations. Of such losses, $31,599,923 expire October 31, 2016 and $30,940,211 expire on October 31, 2017.  Additionally, the Large Value Fund had no post-October loss deferrals as of October 31, 2009.

At October 31, 2009, the Japan Fund had tax basis capital losses of $27,995,609, to offset future capital gains, the use of a portion of which is limited by IRS regulations. Of such losses, $967,738 expire October 31, 2014, $5,345,663 expire October 31, 2015, $6,231,544 expire October 31, 2016 and $15,450,664 expire October 31, 2017.  Additionally, the Japan Fund had no post-October loss deferrals as of October 31, 2009.

At October 31, 2009, the Japan Smaller Companies Fund had tax basis capital losses of $3,818,529, to offset future capital gains, the use of a portion of which is limited by IRS regulations. Of such losses, $6,584 expire October 31, 2015, $69,006 expire October 31, 2016 and $3,742,939 expire October 31, 2017.  Additionally, the Smaller Companies Fund had no post-October loss deferrals as of October 31, 2009.

The tax character of distributions paid during 2009 and 2008 for the Funds were as follows:

	One Month Ended	Year Ended	Year Ended
Large Value Fund	October 31, 2009*	September 30, 2009	September 30, 2008
Ordinary income	—	$3,122,632	$11,195,735
Long-term capital gain	—	—	75,497,358
	—	$3,122,632	$86,693,093

*	The Large Value Fund changed its fiscal year end to October 31 from September 30.

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NOTES TO THE FINANCIAL STATEMENTS
	Year Ended	Year Ended
Japan Fund	October 31, 2009	October 31, 2008
Ordinary income	$175,178	$—
Long-term capital gain	—	—
	$175,178	$—

	Year Ended	Year Ended
Japan Smaller Companies Fund	October 31, 2009	October 31, 2008
Ordinary income	$—	$37,128
Long-term capital gain	—	—
	$—	$37,128

7).	FUND REORGANIZATION

On March 20, 2009 the shareholders of the Tamarack Value Fund approved the agreement and plan of reorganization providing for the transfer of assets of the Tamarack Value Fund to the Hennessy Select Value Fund and the assumption of the liabilities of the Tamarack Value Fund by the Hennessy Select Value Fund.  The following table illustrates the specifics of the reorganization:

Acquired	Shares issued to	Acquiring
Fund	Shareholders of	Fund	Combined	Tax Status
Net Assets	Acquired Fund	Net Assets	Net Assets	of Transfer
$106,344,111(1)	7,462,745	—	$106,344,111	Non-taxable

(1)	Includes accumulated realized losses and unrealized depreciation in the amounts of ($22,268,596) and ($20,869,681) respectively.

HENNESSY FUNDS                                                                                                            1-800-966-4354

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Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Trustees of
The Hennessy Funds Trust and The Hennessy SPARX Funds Trust:

We have audited the accompanying statements of assets and liabilities of Hennessy Select Large Value Fund, Hennessy Select SPARX Japan Fund (formerly known as the SPARX Japan Fund) and Hennessy Select SPARX Japan Smaller Companies Fund (formerly known as the SPARX Japan Smaller Companies Fund), including the schedules of investments, as of October 31, 2009, and the related statements of operations for the year then ended (month ended October 31, 2009 and year ended September 30, 2009 for Hennessy Select Large Value Fund), and the statements of changes in net assets and the financial highlights for the year then ended (month ended October 31, 2009 and year ended September 30, 2009 for Hennessy Select Large Value Fund). These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statement of changes in net assets and financial highlights for the periods presented through September 30, 2008 of the Hennessy Select Large Value Fund were audited by other auditors whose report dated November 26, 2008 expressed an unqualified opinion on that statement and those financial highlights.  The statement of changes in net assets and financial highlights for the periods presented through October 30, 2008 of the Hennessy Select SPARX Japan Fund and Hennessy Select SPARX Japan Smaller Companies Fund were audited by other auditors whose report dated December 10, 2008 expressed an unqualified opinion on that statement and those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2009 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Hennessy Select Large Value Fund, Hennessy Select SPARX Japan Fund and Hennessy Select SPARX Japan Smaller Companies Fund as of October 31, 2009, and the results of their operations, the changes in their net assets and the financial highlights for each of the periods described in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Milwaukee, Wisconsin
December 29, 2009

HENNESSY FUNDS                                                                                                            1-800-966-4354

Directors and Officers of the Fund

	Position(s)	Term of Office
	Held with	and Length of
Name, Age and Address	the Companies	Time Served

“Disinterested Persons”

J. Dennis DeSousa	Director/Trustee	Indefinite, until
Age: 72		successor elected
Address:
c/o Hennessy Advisors, Inc.		HFT: Served since July 2005
7250 Redwood Blvd.		HSFT: Served since September 2009
Suite 200
Novato, CA 94945

Robert T. Doyle	Director/Trustee	Indefinite, until
Age: 61		successor elected
Address:
c/o Hennessy Advisors, Inc.		HFT: Served since July 2005
7250 Redwood Blvd.		HSFT: Served since September 2009
Suite 200
Novato, CA 94945

Gerald P. Richardson	Director/Trustee	Indefinite, until
Age: 62		successor elected
Address:
c/o Hennessy Advisors, Inc.		HFT: Served since July 2005
7250 Redwood Blvd.		HSFT: Served since September 2009
Suite 200
Novato, CA 94945

“Interested Persons” (as defined in the 1940 Act)

Neil J. Hennessy(1)	Director/Trustee	Director/Trustee:
Age: 53	and Chairman	Indefinite, until
Address:	of the Board	successor elected
c/o Hennessy Advisors, Inc.
7250 Redwood Blvd.		HFT: Served since July 2005
Suite 200		HSFT: Served since September 2009
Novato, CA 94945

Officer (Chairman of the Board):
1 year term

HFT: Served since June 2008
HSFT: Served since September 2009

Key:
HFT = Hennessy Funds Trust
HSFT = Hennessy SPARX Funds Trust

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DIRECTORS AND OFFICERS OF THE FUND

	Number of Portfolios in the
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Director/Trustee	Held by Director

Currently a real estate investor.	10	None.

Currently the Sheriff of Marin County,	10	None.
California (since 1996) and has been
employed in the Marin County Sheriff’s
Office in various capacities since 1969.

Formerly the Chief Executive Officer and	10	None.
owner of ORBIS Payment Services.
Mr. Richardson is now an independent
consultant in the securities industries.

President, Chairman, CEO and Co-Portfolio	10	Director of Hennessy
Manager of Hennessy Advisors, Inc., the		Advisors, Inc.
Hennessy Funds’ investment advisor, since
1989; President of HMFI and HFI from 1996
through June 2008, and President of HFT
from 2005 through June 2008.

HENNESSY FUNDS                                                                                                            1-800-966-4354

	Position(s)	Term of Office
	Held with	and Length of
Name, Age and Address	the Companies	Time Served

Kevin A. Rowell(1)	President	1 year term
Age: 49
Address:		HFT: Since June 2008
c/o Hennessy Advisors, Inc.		HSFT: Since September 2009
7250 Redwood Blvd.
Suite 200
Novato, CA 94945

Frank Ingarra, Jr.(1)	Co-Portfolio	1 year term
Age: 38	Manager and
Address:	Vice President	HFT: Since July 2005
c/o Hennessy Advisors, Inc.		HSFT: Since September 2009
7250 Redwood Blvd.
Suite 200
Novato, CA 94945

Harry F. Thomas(1)	Vice President,	1 year term
Age: 62	Chief Compliance
Address:	Officer	HFT: Since July 2005
c/o Hennessy Advisors, Inc.		HSFT: Since September 2009
7250 Redwood Blvd.
Suite 200
Novato, CA 94945

Teresa M. Nilsen(1)	Executive Vice	1 year term
Age: 43	President and
Address:	Treasurer	HFT: Since July 2005
c/o Hennessy Advisors, Inc.		HSFT: Since September 2009
7250 Redwood Blvd.
Suite 200
Novato, CA 94945

Daniel B. Steadman(1)	Executive Vice	1 year term
Age: 53	President and
Address:	Secretary	HFT: Since July 2005
c/o Hennessy Advisors, Inc.		HSFT: Since September 2009
7250 Redwood Blvd.
Suite 200
Novato, CA 94945

WWW.HENNESSYFUNDS.COM

DIRECTORS AND OFFICERS OF THE FUND

Number of Portfolios in the
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Director/Trustee	Held by Director

Mr. Rowell was President of Pioneer Funds	N/A	None.
Distributor from January 2006 to July 2007;
from April 2004 through November 2005,
Mr. Rowell was Executive Vice President at
Charles Schwab & Co., Inc.; and from
September 2002 through April 2004 was
President SAFECO Mutual Funds.

Mr. Ingarra Co-Portfolio Manager for	N/A	None.
Hennessy Advisors, Inc., the Funds’
investment advisor. Mr. Ingarra has been
with the Hennessy Funds and Hennessy
Advisors, Inc. since 2004. He is Vice
President of the Hennessy Funds.

Vice President, Chief Compliance Officer	N/A	None.
for Hennessy Advisors, Inc., the Funds’
investment advisor, since 2004; retired
business executive from 2001 through
2004; and director of The Hennessy
Funds from 2000 to May 2004.

Currently Executive Vice President, Chief	N/A	Director of Hennessy
Financial Officer and Secretary of Hennessy		Advisors, Inc.
Advisors, Inc., the Funds’ investment advisor;
Ms. Nilsen has been the corporate secretary
and a financial officer of Hennessy Advisors,
Inc. since 1989; Ms. Nilsen has been an
officer of The Hennessy Funds since 1996,
currently she is Executive Vice President
and Treasurer.

Executive Vice President of Hennessy	N/A	Director of Hennessy
Advisors, Inc., the Funds’ investment advisor,		Advisors, Inc.
from 2000 to the present; Mr. Steadman has
been Executive Vice President and Secretary
of The Hennessy Funds since 2000.

HENNESSY FUNDS                                                                                                            1-800-966-4354

	Position(s)	Term of Office
	Held with	and Length of
Name, Age and Address	the Companies	Time Served

Tania A. Kelley(1)	Vice President	1 year term
Age: 44	of Marketing
Address:		HFT: Since July 2005
c/o Hennessy Advisors, Inc.		HSFT: Since September 2009
7250 Redwood Blvd.
Suite 200
Novato, CA 94945

Ana Miner(1)	Vice President	1 year term
Age: 51	of Operations
Address:		HFT: Since July 2005
c/o Hennessy Advisors, Inc.		HSFT: Since September 2009
7250 Redwood Blvd.
Suite 200
Novato, CA 94945

Brian Peery(1)	Vice President	1 year term
Age: 40	of Sales
Address:		HFT: Since July 2005
c/o Hennessy Advisors, Inc.		HSFT: Since September 2009
7250 Redwood Blvd.
Suite 200
Novato, CA 94945

(1)	All officers of the Hennessy Funds and employees of the Advisor are Interested Persons of the Hennessy Funds.

WWW.HENNESSYFUNDS.COM

DIRECTORS AND OFFICERS OF THE FUND

Number of Portfolios in the
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Director/Trustee	Held by Director

Has been employed by Hennessy	N/A	None.
Advisors, Inc., the Funds’ investment
advisor, since October 2003; Director of
Sales and Marketing for Comcast from
2000 through 2003.

Has been employed by Hennessy	N/A	None.
Advisors, Inc., the Funds’ investment
advisor, since 1998.

Has been employed by Hennessy	N/A	None.
Advisors, Inc., the Funds’ investment
advisor, since June 2002; Vice President of
Institutional Sales and Senior Analyst with
Brad Peery Inc. from June 2000 to June
2002; from 1996 to 2002, Mr. Peery worked
for Haywood Securities where he was a
Vice President.

HENNESSY FUNDS                                                                                                            1-800-966-4354

Expense Example

October 31, 2009

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in each of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2009 through October 31, 2009.

Actual Expenses
The first set of lines of the table below provide information about actual account values and actual expenses. Although the Funds charge no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent.  If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds’ transfer agent. IRA accounts will be charged a $15.00 annual maintenance fee. The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, interest expense or dividends on short positions taken by the Fund and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information within these lines, together with the amount you invested, to estimate the expenses that you paid over the six-month period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second set of lines within the table below provide information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

WWW.HENNESSYFUNDS.COM

EXPENSE EXAMPLE

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
Original Class	5/1/09	10/31/09	5/1/09 – 10/31/09

Actual
Select Large Value
Fund – Original Class	$1,000.00	$1,171.20	$7.11
Select SPARX Japan
Fund – Original Class	$1,000.00	$1,206.80	$6.95
Select SPARX Japan Smaller
Companies Fund – Original Class	$1,000.00	$1,393.40	$9.65

Hypothetical (5% return
before expenses)
Select Large Value
Fund – Original Class	$1,000.00	$1,018.65	$6.61
Select SPARX Japan
Fund – Original Class	$1,000.00	$1,018.90	$6.36
Select SPARX Japan Smaller
Companies Fund – Original Class	$1,000.00	$1,017.14	$8.13

(1)
Expenses are equal to the Select Large Value Funds’s expense ratio of 1.30%, the Select SPARX Japan Fund’s expense ratio of 1.25%, and the Select SPARX Japan Smaller Companies Fund’s expense ratio of 1.60%, multiplied by the average account value over the period, multiplied by 184/365 days (to reflect one-half year period.)

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(2)
Institutional Class	5/1/09	10/31/09	5/1/09 – 10/31/09

Actual
Select Large Value Fund –
Institutional Class	$1,000.00	$1,026.94	$5.01
Select SPARX Japan Fund –
Institutional Class	$1,000.00	$1,206.80	$6.95

Hypothetical (5% return
before expenses)
Select Large Value Fund –
Institutional Class	$1,000.00	$1,003.16	$4.95
Select SPARX Japan Fund –
Institutional Class	$1,000.00	$1,018.90	$6.36

(2)
Expenses are equal to the Select Large Value Fund’s expense ratio of 0.98%, and the Select SPARX Japan Fund’s expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 184/365 days (to reflect one-half year period.)

HENNESSY FUNDS                                                                                                            1-800-966-4354

How to Obtain a Copy of the Funds’ Proxy Voting Policy and Proxy Voting Records

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge: (1) by calling 1-800-966-4354; (2) on the Hennessy Funds website at www.hennessyfunds.com; or (3) on the U.S. Securities and Exchange Commission’s website at www.sec.gov. Hennessy Funds’ proxy voting record is available on the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Quarterly Filings on Form N-Q

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q will be available on the SEC’s website at www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.  Information included in the Funds’ N-Q will also be available upon request by calling 1-800-966-4354.

Matters Submitted to a Shareholder Vote

A special meeting of shareholders of the SPARX Japan Fund and the SPARX Japan Smaller Companies Fund was held on September 17, 2009 and the following matters were approved by such Fund’s voting shares:

1).	Approve a new investment advisory agreement between SPARX Asia Funds and Hennessy Advisors, Inc.:

	Japan Fund	Japan Smaller Companies Fund
For	3,568,799	924,859
Against	4,477	3,166
Abstain	469	9,224
Broker non-vote	1,206,649	725,990

WWW.HENNESSYFUNDS.COM

ADDITIONAL INFORMATION

2).	Approve a new sub-advisory agreement between Hennessy Advisors, Inc., and SPARX Asset Management Co., Ltd.:

	Japan Fund	Japan Smaller Companies Fund
For	3,568,799	919,936
Against	4,477	6,939
Abstain	469	10,372
Broker non-vote	1,206,649	725,992

3).	Election of Trustees:

Japan Fund

	J. Dennis	Robert T.	Gerald P.	Neil J.
	DeSousa	Doyle	Richardson	Hennessy
For	1,608,479	1,608,479	1,608,479	1,608,479
Against	—	—	—	—
Abstain	54,760	54,760	54,760	54,760
Broker non-vote	—	—	—	—

Japan Smaller Companies Fund

	J. Dennis	Robert T.	Gerald P.	Neil J.
	DeSousa	Doyle	Richardson	Hennessy
For	1,608,479	1,608,479	1,608,479	1,608,479
Against	—	—	—	—
Abstain	54,760	54,760	54,760	54,760
Broker non-vote	—	—	—	—

Federal Tax Distribution Information (Unaudited)

The Large Value, Japan and Japan Smaller Companies Funds designate 0%, 0% and 0%, respectively, of the dividends declared from net investment income during the year ended October 31, 2009*, as qualified dividend income under the Jobs Growth and Tax Reconciliation Act of 2003.

For the year ended October 31, 2009*, 0%, 0% and 0%, of the ordinary income distributions paid by the Large Value, Japan and Smaller Companies Funds qualify for the dividend received deduction available to corporate shareholders.

*
Effective October 31, 2009, the Large Value Fund changed its fiscal year end to October 31st from September 30th. The percentages listed for the Large Value Fund are for the one month period ended October 31, 2009.

HENNESSY FUNDS                                                                                                            1-800-966-4354

Change in Independent Registered Public Accounting Firm

The Board of Trustees of Hennessy SPARX Funds Trust appointed KPMG LLP to replace Ernst & Young LLP (“E&Y”) as the independent auditor for the Hennessy Select SPARX Japan Fund and the Hennessy Select SPARX Japan Smaller Companies Fund commencing with the fiscal year ended October 31, 2009.  During the two most recent fiscal years, E&Y’s audit reports contained no adverse opinion or disclaimer of opinion; nor were their reports qualified as to uncertainty, audit scope, or accounting principles.  Further, there were no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of E&Y, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the funds’ financial statements for such years; and there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

During the fiscal years ended prior to October 31, 2009, neither Hennessy Advisors, Inc., the Hennessy Select SPARX Japan Fund, the Hennessy Select SPARX Japan Smaller Companies Fund nor anyone on their behalf have consulted KPMG LLP or any other independent registered public accounting firms on items which (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the funds’ financial statements or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K and related instructions) or reportable events (as described in paragraph (a)(1)(v) of said Item 304).

WWW.HENNESSYFUNDS.COM

Privacy Policy

We collect the following non-public personal information about you:

•
information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth;

and

•
information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payment history, parties to transactions, cost basis information and other financial information.

We do not disclose any non-public personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our Transfer Agent to process your transactions. Furthermore, we restrict access to your non-public personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your non-public personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with nonaffiliated third parties.

HENNESSY FUNDS                                                                                                            1-800-966-4354

For information, questions
or assistance, please call
The Hennessy Funds

1-800-966-4354 or 1-415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Blvd., Suite 200
Novato, California 94945

ADMINISTRATOR, TRANSFER
AGENT, DIVIDEND PAYING
AGENT & SHAREHOLDER
SERVICING AGENT
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Dr., Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
KPMG LLP
777 East Wisconsin Avenue, 15th Floor
Milwaukee, Wisconsin 53202

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

WWW.HENNESSYFUNDS.COM

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

A copy of the registrant’s Code of Ethics is filed herewith.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 10/31/2009	FYE 10/31/2008
Audit Fees	$31,500	$59,300
Audit-Related Fees	-	-
Tax Fees	6,500	17,400
All Other Fees	-	-

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by KPMG, LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 10/31/2009	FYE 10/31/2008
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.  (If more than 50 percent of the accountant’s hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)
The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 10/31/2009	FYE 10/31/2008
Registrant	$-	$-
Registrant’s Investment Adviser	-	-

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s Chief Executive Officer and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Hennessy SPARX Funds Trust.

By (Signature and Title)*       /s/Neil J. Hennessy
Neil J. Hennessy, Principal Executive Officer

Date     January 5, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/Neil J. Hennessy
Neil J. Hennessy, Principal Executive Officer

Date     January 5, 2010

By (Signature and Title)      /s/Teresa M. Nilsen
Teresa M. Nilsen, Treasurer

Date     January 5, 2010